     As filed with the Securities and Exchange Commission on June 24, 1997

                                        Securities Act registration no. 33-19228
                                        Investment Company Act file no. 811-5443
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

--------------------------------------------------------------------------------

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [X]
                       POST-EFFECTIVE AMENDMENT NO. 18                      [X]
                                      and
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]
                                 AMENDMENT NO. 21                           [X]
--------------------------------------------------------------------------------

                           CALAMOS INVESTMENT TRUST
                     (formerly named CFS Investment Trust)
                                 (Registrant)

                          1111 East Warrenville Road
                        Naperville, Illinois 60563-1493

                        Telephone number:  630/245-7200

--------------------------------------------------------------------------------

  John P. Calamos                            Cameron S. Avery
  Calamos Asset Management, Inc.             Bell, Boyd & Lloyd
  1111 East Warrenville Road                 70 West Madison Street, Suite 3300
  Naperville, Illinois  60563-1493           Chicago, Illinois  60602-4207
                              (Agents for service)
--------------------------------------------------------------------------------

It is proposed that this filing will become effective:

          ___      immediately upon filing pursuant to paragraph (b) of rule 485
           X       on June 24, 1997 pursuant to paragraph (b) of rule 485
          ___      60 days after filing pursuant to paragraph (a)(1) of rule 485
          ___      on _____________ pursuant to paragraph (a)(1) of rule 485
          ___      75 days after filing pursuant to paragraph (a)(2) of rule 485
          ___      on _____________ pursuant to paragraph (a)(2) of rule 485
          ___      this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Registrant has previously elected pursuant to Rule 24f-2 to register under the Securities Act of 1933 an indefinite number of shares of beneficial interest, without par value, of the series designated Calamos Convertible Fund, Calamos Growth and Income Fund, Calamos Strategic Income Fund, Calamos Growth Fund and Calamos Global Growth and Income Fund. Registrant's Rule 24f-2 Notice for the fiscal year ended March 31, 1997 was filed on or about May 30, 1997.

--------------------------------------------------------------------------------
                 Amending Parts A, B and C and filing exhibits.
--------------------------------------------------------------------------------

                             CFS INVESTMENT TRUST


         Cross-reference sheet pursuant to rule 495(a) of Regulation C


Item                     Location or caption *
----           -----------------------------------------

               Part A (prospectus)
               -------------------


1(a) & (b)     Front cover

2(a)           Expenses
 (b) & (c)     Key Features


3(a)           Financial Highlights
 (b)           Not applicable
 (c)           Performance Information
 (d)           Financial Highlights

4(a)(i)        The Trust and Its Shares
 (a)(ii)&(b)   Investment Objectives and Policies; Common Investment Practices;
                 Investment Restrictions
 (c)           Common Investment Practices; Risk of Investment

5(a)           Management of the Funds -- The Trustees
 (b)           Management of the Funds -- The Adviser; rear cover
 (c)           Management of the Funds -- The Adviser
 (d)           Not applicable
 (e)           Rear cover
 (f)           Expenses; Management of the Funds -- The Adviser
 (g)           Portfolio Transactions

5A The information called for is contained in the registrant's annual report to shareholders

6(a)           The Trust and Its Shares -- Shares
 (b)           The Trust and Its Shares -- Certain Shareholders
 (c) & (d)     Not applicable
 (e)           The Trust and Its Shares -- Shareholder Inquiries
 (f)           Dividends and Distributions
 (g)           Taxes



----------------------------------
* References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

Item                Location or caption*
----          --------------------------------------

               Part A (prospectus) continued
               -----------------------------

7              How to Purchase Shares
  (a)          How to Purchase Shares; Management of the Funds -- The Adviser;
                 Rear Cover
  (b)          How to Purchase Shares
  (c)          How to Purchase Shares; Shareholder Services
  (d)          How to Purchase Shares
  (e) & (f)    Management of the Funds -- Distribution Plan


8 (a)-(d)      How to Redeem Shares

9              Not applicable

               Part B (Statement of Additional Information)
               -------------------------------------------

10(a) & (b)    Front cover

11             Table of Contents

12             General Information

13(a)-(c)      Investment Practices; Investment Restrictions
  (d)          Portfolio Transactions

14(a) & (b)    Management
  (c)          Not applicable

15(a)-(c)      Certain Shareholders

16(a)          Management
  (b)          Management; Investment Advisory Services; Part A -
                Management of the Funds -- The Adviser
  (c)          Distribution Plan
  (d) & (e)    Not applicable
  (f)          Distribution Plan
  (g)          Custodian
  (h)          Custodian; Independent Auditors
  (i)          Transfer Agent

17(a)-(c)      Portfolio Transactions
  (d) & (e)    Not applicable

18             Not applicable

19(a)          Purchasing and Redeeming Shares
  (b)          Purchasing and Redeeming Shares; Financial Statements
  (c)          Purchasing and Redeeming Shares

20             Taxation

21(a)-(c)      Distributor

22(a)          Not applicable
  (b)          Performance Information

23             Financial Statements


               Part C (Other Information)
               --------------------------

24             Financial statements and exhibits

25             Persons controlled by or under common control with
                 registrant

26             Number of holders of securities

27             Indemnification

28             Business and other connections of investment adviser

29             Principal underwriters

30             Location of accounts and records

31             Management services

32             Undertakings

PROSPECTUS                                                        June 24, 1997

                          CALAMOS FAMILY OF FUNDS(R)

                       CLASS A SHARES AND CLASS C SHARES


 CONVERTIBLE FUND              Seeks current income. Growth is a secondary
                               objective that the Fund also considers when
                               consistent with its objective of current income.
-------------------------------------------------------------------------------
 GROWTH AND INCOME FUND        Seeks high long-term total return through
                               capital appreciation and current income derived
                               from a diversified portfolio of convertible,
                               equity and fixed-income securities.
-------------------------------------------------------------------------------
 STRATEGIC INCOME FUND         Seeks high current income consistent with
                               stability of principal, primarily through
                               investment in convertible securities and
                               employing short selling to enhance income and
                               hedge against market risk.
-------------------------------------------------------------------------------
 GROWTH FUND                   Seeks long-term capital growth.
-------------------------------------------------------------------------------
 GLOBAL GROWTH AND INCOME FUND Seeks high long-term total return through capital appreciation and current income derived
                               from a globally diversified portfolio of
                               convertible, equity and fixed-income securities.


                       MINIMUM INITIAL INVESTMENT: $500
                          Subsequent investment: $50

              INDIVIDUAL RETIREMENT ACCOUNT (IRA) PLAN AVAILABLE

                               ----------------

ALTHOUGH EACH FUND IS PERMITTED TO INVEST WITHOUT LIMIT IN DEBT SECURITIES RATED BELOW INVESTMENT GRADE, COMMONLY KNOWN AS "JUNK BONDS," ONLY STRATEGIC INCOME FUND INTENDS TO INVEST AS MUCH AS 35% OR MORE OF ITS NET ASSETS IN SUCH SECURITIES. Those securities entail greater risks, including default risks, than those found in higher rated securities. Investors should carefully consider those risks before investing. See "Debt Securities."

This prospectus contains information you should know before investing in the funds. Please read it carefully and retain it for future reference. A statement of additional information dated the date of this prospectus and containing more detailed information about the funds has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The statement of additional information and the most recent financial statements are available without charge at the address and telephone numbers set forth above.

SHARES OF THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

KEY FEATURES

INVESTMENT OBJECTIVES

The investment objectives of the Funds are stated on the cover of this prospectus. There can be no assurance that a Fund will achieve its investment objective.

INVESTMENT RISKS

The Funds are designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking high current income or long-term capital appreciation through investments in securities. The Funds' investments in debt securities rated below investment grade, foreign securities and options and futures, and use of short sales also present risks. The Funds may have high portfolio turnover. See "Common Investment Practices" and "Risk of Investment" for a more complete description of the risks of investing in each of the Funds.

DIVIDENDS AND CAPITAL GAINS

Growth Fund pays income dividends annually. Each other Fund pays income dividends quarterly. Capital gains, if any, are distributed by each Fund at least annually. Distributions are automatically reinvested in additional shares at net asset value unless payment in cash is requested. See "Dividends and Distributions."

PURCHASES AND REDEMPTIONS

Class A shares of each Fund are offered with a front-end sales charge, and Class C shares of each Fund are offered without a sales charge, as described below:

CLASS A SHARES Offered at net asset value plus a maximum sales charge of 4.75%
   of the offering price, with reduced sales charges on investments of $50,000 or more and no sales charge on purchases of $1 million or more or on reinvestment of dividends. Class A shares are subject to an annual .25% service fee and a .25% distribution fee.

CLASS C SHARES Offered at net asset value without an initial or contingent deferred sales charge if held for at least one year, but subject to an annual .25% service fee and a .75% distribution fee, and, in the case of shares redeemed within one year, a 1% contingent deferred sales charge.

Each class of shares of a Fund represents interests in the same portfolio of investments of the Fund. The minimum initial investment in Class A shares or Class C shares of a Fund is $500 and subsequent investments in the Fund must be at least $50. Shares are redeemable at net asset value, which may be more or less than original cost; however, if Class C shares, or Class A shares for which the initial purchase price was $1 million or more, on which no sales charge was imposed, are redeemed within one year, a deferred sales charge of 1% will be imposed. See "How to Purchase Shares" and "How to Redeem Shares."

EXPENSES OF THE FUNDS

Each Fund pays a management fee to the investment adviser. Each Fund also compensates the Distributor, as expenses allocable to the Class A shares and the Class C shares, for shareholder servicing and for services in distributing those shares. See "Management of the Funds."

INVESTMENT ADVISER

Calamos Asset Management, Inc.(R) ("CAM" or the "Adviser").

DISTRIBUTOR

Calamos Financial Services, Inc.(R) ("CFS" or the "Distributor")

EXPENSES

The following tables show certain information concerning shareholder transaction expenses and projected annual fund operating expenses for Class A shares and Class C shares of the Funds:

                                             Class A Shares
                           ------------------------------------------------------
                                                                         Global
                                       Growth and Strategic            Growth and
                           Convertible   Income    Income     Growth     Income
                              Fund        Fund      Fund       Fund       Fund
                           ----------- ---------- ---------   ------   ----------
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum sales charge on
 purchases
 (as a percentage of of-
 fering price) (b).......     4.75%       4.75%     4.75%      4.75%      4.75%
Maximum sales charge on
 reinvested dividends....     None        None      None       None       None
Deferred sales charge
 (c).....................     None        None      None       None       None
Exchange fee.............     None        None      None       None       None
Redemption fees (d)......     None        None      None       None       None
ANNUAL FUND OPERATING EX-
 PENSES
 (AS A PERCENTAGE OF AV-
 ERAGE NET ASSETS)
Management fees..........      .75%        .75%      .75%      1.00%      1.00%
12b-1 fees (e)...........      .50         .50       .50        .50        .50
Other expenses (after ex-
 pense reimbursement)....      .25         .75(a)    .85(a)     .50(a)     .50(a)
                              ----        ----      ----       ----       ----
Total Fund operating ex-
 penses
 (after expense
 reimbursement)..........     1.50%       2.00%     2.10%(a)   2.00%      2.00%
                                             Class C Shares
                           ------------------------------------------------------
                                                                         Global
                                       Growth and Strategic            Growth and
                           Convertible   Income    Income     Growth     Income
                              Fund        Fund      Fund       Fund       Fund
                           ----------- ---------- ---------   ------   ----------
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum sales charge on
 purchases
 (as a percentage of of-
 fering price) (b).......     None        None      None       None       None
Maximum sales charge on
 reinvested dividends....     None        None      None       None       None
Deferred sales charge
 (c).....................     None        None      None       None       None
Exchange fee.............     None        None      None       None       None
Redemption fees (d)......     None        None      None       None       None
ANNUAL FUND OPERATING EX-
 PENSES
 (AS A PERCENTAGE OF AV-
 ERAGE NET ASSETS)
Management fees..........      .75%        .75%      .75%      1.00%      1.00%
12b-1 fees (e)...........     1.00        1.00      1.00       1.00       1.00
Other expenses (after ex-
 pense reimbursement)....      .25(a)      .75(a)    .85(a)     .50(a)     .50(a)
                              ----        ----      ----       ----       ----
Total Fund operating ex-
 penses
 (after expense
 reimbursement)..........     2.00%       2.50%     2.60%(a)   2.50%      2.50%

------------------------------
(a) Because Global Growth and Income Fund is newly organized, its "Other expenses" reflect an estimate. The Adviser has voluntarily undertaken to limit the annual ordinary operating expenses of each class of shares of each Fund, as a percentage of the average net assets of the class, to 2.00% for Class A shares and 2.50% for Class C shares through August 31, 1998, and the percentages shown for "Other expenses" take into account expected expense reimbursements. Absent that limitation, the "Other expenses" and "Total

   Fund operating expenses," respectively, for Class A shares of the Funds other than Convertible Fund would be .85% and 2.10% for Growth and Income Fund; 3.85% and 5.10% for Strategic Income Fund; 1.20% and 2.70% for Growth Fund; and 2.30% and 3.80% for Global Growth and Income Fund. In the case of Class C shares of the Funds other than Convertible Fund, absent the expense limitation, the "Other expenses" and "Total Fund operating expenses," respectively, would have been 1.35% and 3.10% for Growth and Income Fund; 3.85% and 5.60% for Strategic Income Fund; 1.20% and 3.20% for Growth Fund; and 2.30% and 4.30% for Global Growth and Income Fund. See "Management of the Funds--The Adviser." Each Fund may incur expenses for dividends paid on short positions that are not subject to the Adviser's expense limitation and that are not included in "Other expenses." Only Strategic Income Fund had such expenses, which amounted to .10% of average net assets.
(b) Reduced sales charges apply to purchases of Class A shares of $50,000 or more. See "How to Purchase Shares--Offering Price."
(c) With respect to Class C shares, or Class A shares for which the initial purchase price was $1 million or more, on which no initial sales charge was imposed, if any of such shares are redeemed within one year after purchase (other than by reinvestment of dividends or distributions), determined on a first-in, first-out basis, a contingent deferred sales charge of 1% of the purchase price will be imposed.
(d) A service charge of $15 is deducted from proceeds of redemption paid by wire.
(e) The Trust's Distribution Plan, as permitted under Rule 12b-1, provides for payment by each Fund of a service fee of .25%, and a distribution fee of .25% in the case of Class A shares and .75% in the case of Class C shares, of the average daily net assets of the respective class. Consequently, long-term shareholders eventually may pay more than the economic equivalent of the maximum initial charges permitted by the National Association of Securities Dealers.

EXAMPLES

You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return as required by the Securities and Exchange Commission for purposes of this example and (2) redemption at the end of each time period:

                                                              Class A Shares
                                                          ----------------------
                                                          One  Three Five   Ten
                                                          Year Years Years Years
                                                          ---- ----- ----- -----
Convertible Fund......................................... $62   $93  $125  $218
Growth and Income Fund...................................  67   107   150   269
Strategic Income Fund....................................  68   110   155   279
Growth Fund..............................................  67   107   150   269
Global Growth and Income Fund............................  67   107   150   269
                                                              Class C Shares
                                                          ----------------------
                                                          One  Three Five   Ten
                                                          Year Years Years Years
                                                          ---- ----- ----- -----
Convertible Fund......................................... $20   $62  $107  $231
Growth and Income Fund...................................  25    78   133   284
Strategic Income Fund....................................  26    81   138   293
Growth Fund..............................................  25    78   133   284
Global Growth and Income Fund............................  25    78   N/A   N/A

The purpose of these tables and the examples is to assist you in understanding the various costs and expenses that an investor in a Fund bears, directly or indirectly. The examples assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same through each of the periods, all income dividends and capital gains distributions are reinvested in additional shares of the Funds, and each Fund's net assets remain constant.

The examples should not be considered a representation of past or future expenses; the actual expenses of the Funds and the annual rates of return may be greater or less than those shown. Although information such as that shown in the example is useful in reviewing the expenses of the Funds and in providing a basis for comparison of those expenses with the expenses of other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

                               ----------------

FINANCIAL HIGHLIGHTS

The tables below reflect the results of the operations of Class A shares and Class C shares of each Fund. Information in the tables was audited by Ernst & Young LLP, independent auditors. These tables should be read in conjunction with each Fund's financial statements and notes thereto. The Funds' annual report, which may be obtained from the Trust upon request at no charge, contains additional performance information.

CONVERTIBLE FUND

                                                         Class A Shares
------------------------ -----------------------------------------------------------------------------------------
                           Year ended      Eleven
                            March 31,      Months                     Year Ended April 30,
                         ----------------   Ended    -------------------------------------------------------------
                          1997     1996    3/31/95    1994     1993     1992     1991     1990     1989    1988(b)
                         -------  -------  -------   -------  -------  -------  -------  -------  -------  -------
Net asset value, begin-
 ning of period          $ 14.49  $ 12.41  $ 13.04   $ 13.96  $ 12.72  $ 11.39  $ 10.29  $ 10.73  $ 10.56  $ 11.94
Income from investment
 operations:
 Net investment income       .36      .40      .38       .40      .42      .41      .49      .60      .59      .62
 Net realized and
  unrealized gain (loss)
  on investments            1.39     3.06     (.01)      .53     1.32     1.43     1.25     (.32)     .14    (1.24)
                         -------  -------  -------   -------  -------  -------  -------  -------  -------  -------
  Total from investment
   operations               1.75     3.46      .37       .93     1.74     1.84     1.74      .28      .73     (.62)
                         -------  -------  -------   -------  -------  -------  -------  -------  -------  -------
Less distributions:
 Dividends from net in-
  vestment income           (.45)    (.31)    (.32)     (.39)    (.40)    (.45)    (.52)    (.63)    (.56)    (.66)
 Dividends from net re-
  alized capital gains     (1.11)   (1.07)    (.56)    (1.46)    (.10)      --       --       --       --     (.10)
 Dividends in excess of
  net realized
  capital gains               --       --     (.12)       --       --       --       --       --       --       --
 Distributions from paid
  in capital                  --       --       --        --       --     (.06)    (.12)    (.09)      --       --
                         -------  -------  -------   -------  -------  -------  -------  -------  -------  -------
  Total distributions      (1.56)   (1.38)   (1.00)    (1.85)    (.50)    (.51)    (.64)    (.72)    (.56)    (.76)
                         -------  -------  -------   -------  -------  -------  -------  -------  -------  -------
Net asset value, end of
 period                  $ 14.68  $ 14.49  $ 12.41   $ 13.04  $ 13.96  $ 12.72  $ 11.39  $ 10.29  $ 10.73  $ 10.56
                         =======  =======  =======   =======  =======  =======  =======  =======  =======  =======
Total return (a)            12.9%    28.8%     3.2%      6.5%    14.0%    16.5%    17.7%     2.4%     7.2%    (5.1%)
Ratios and supplemental
 data:
 Net assets, end of pe-
  riod (000)             $35,950  $24,460  $16,646   $17,023  $17,213  $16,940  $13,953  $18,664  $21,270  $23,194
 Ratio of expenses to
  average net assets         1.5%     1.5%     1.6%*     1.6%     1.7%     1.2%     1.2%     1.1%     1.1%     1.2%
 Ratio of net investment
  income to
  average net assets         2.8%     3.0%     3.3%*     2.8%     3.2%     3.4%     4.3%     5.5%     5.6%     5.6%
Portfolio turnover rate     52.3%    65.2%    42.1%     73.1%    73.1%    83.8%    63.2%    93.4%    84.7%    55.5%
Average brokerage com-
 mission paid per share  $ .0610  $ .0633  $ .0936   $ .0952  $ .1000  $ .0966      N/A      N/A      N/A      N/A

------------------------------
(a) Total return is not annualized.
(b) Calamos Asset Management, Inc. became the Fund's investment adviser on September 21, 1987.
*Annualized

                         Class C Shares
------------------------ --------------

                             7/5/96
                            through
                            3/31/97
                         --------------
Net asset value, begin-
 ning of period              $13.87
Net income from invest-
 ment operations:
 Net investment income          .30
 Net realized and
  unrealized gain on
  investments                  1.21
                             ------
  Total from investment
   operations                  1.51
                             ------
Less distributions:
 Dividends from net in-
  vestment income              (.25)
 Dividends from net re-
  alized capital gains         (.50)
                             ------
  Total distributions          (.75)
                             ------
Net asset value, end of
 period                      $14.63
Total return (b)               11.1%
Ratios and supplemental
 data:
 Net assets, end of pe-
  riod (000)                 $3,094
 Ratio of expenses to
  average net assets            2.0%*
 Ratio of net investment
  income to average net
  assets                        2.7%*

GROWTH AND INCOME FUND

                                                  Class A Shares
                         -------------------------------------------------------------------------
                          Year ended     Eleven
                           March 31,     Months           Year Ended April 30,             9/22/88
                         --------------   Ended    --------------------------------------  through
                          1997    1996   3/31/95    1994    1993    1992    1991    1990   4/30/89
                         ------  ------  -------   ------  ------  ------  ------  ------  -------
Net asset value, begin-
 ning of period          $15.62  $12.68  $12.97    $13.90  $13.57  $11.54  $10.46  $10.49  $10.00
Net income from invest-
 ment operations:
 Net investment income      .34     .37     .35       .31     .35     .29     .31     .33     .38
 Net realized and
  unrealized gain (loss)
  on
  investments              1.52    3.70    (.02)      .34    1.97    2.02    1.09     .09     .49
                         ------  ------  ------    ------  ------  ------  ------  ------  ------
  Total from investment
   operations              1.86    4.07    0.33       .65    2.32    2.31    1.40     .42     .87
                         ------  ------  ------    ------  ------  ------  ------  ------  ------
Less distributions:
 Dividends from net in-
  vestment income          (.28)   (.42)   (.32)     (.29)   (.36)   (.28)   (.32)   (.28)   (.38)
 Dividends from net re-
  alized capital gains    (1.68)   (.71)   (.30)    (1.29)  (1.63)     --      --    (.17)     --
                         ------  ------  ------    ------  ------  ------  ------  ------  ------
  Total distributions     (1.96)  (1.13)   (.62)    (1.58)  (1.99)   (.28)   (.32)   (.45)   (.38)
                         ------  ------  ------    ------  ------  ------  ------  ------  ------
Net asset value, end of
 period                  $15.52  $15.62  $12.68    $12.97  $13.90  $13.57  $11.54  $10.46  $10.49
                         ======  ======  ======    ======  ======  ======  ======  ======  ======
Total return (b)           12.9%   33.0%    2.8%      4.5%   18.8%   20.2%   13.4%    3.8%    9.0%
Ratios and supplemental
 data:
 Net assets, end of pe-
  riod (000)             $8,408  $5,813  $3,853    $4,663  $3,655  $2,694  $1,821  $1,345  $  732
 Ratio of expenses to
  average net assets (a)    2.0%    2.0%    2.0%*     2.0%    2.0%    2.0%    2.0%    2.0%    2.0%*
 Ratio of net investment
  income to average net
  assets (a)                2.4%    2.6%    3.0%*     2.3%    2.6%    2.3%    2.9%    3.0%    4.8%*
Portfolio turnover rate    91.5%   86.4%   84.7%    155.2%  132.2%  111.6%  103.6%  103.0%   85.0%*
Average brokerage com-
 mission paid per share  $.0609  $.0604  $.0924    $.1002  $.1010  $.1004     N/A     N/A     N/A

------------------------------
(a) After reimbursement and waiver of expenses by the Adviser equivalent to 0.1%, 0.1%, 0.2%*, 0.1%, 0.5%, 0.5%, 1.7%, 2.3% and 8.4%* of average net assets, respectively.
(b) Total return is not annualized.
(c) After reimbursement and waiver of expenses by the Adviser equivalent to 0.6%* of average net assets.
*Annualized

                             Class C Shares
---------------------------- --------------
                                 8/5/96
                                through
                                3/31/97
                             --------------
Net asset value, beginning
 of period                       $14.52
Net income from investment
 operations:
 Net investment income              .26
 Net realized and unrealized
  gain (loss) on investments       1.30
                                 ------
  Total from investment op-
   erations                        1.56
                                 ------
Less distributions:
 Dividends from net invest-
  ment income                      (.25)
 Dividends from net realized
  capital gains                    (.33)
                                 ------
  Total distributions              (.58)
                                 ------
Net asset value, end of pe-
 riod                            $15.50
                                 ======
Total return (b)                   10.8%
Ratios and supplemental da-
 ta:
 Net assets, end of period
  (000)                          $  330
 Ratio of expenses to aver-
  age net assets (c)                2.5%*
 Ratio of net investment in-
  come to average net assets
  (c)                               2.4%*

--------------------------------------------------------------------------------

STRATEGIC INCOME FUND

                                           Class A Shares
------------------------ ---------------------------------------------------------
                          Year Ended     Eleven
                           March 31,     Months    Year ended April 30,    9/4/90
                         --------------   Ended    ----------------------  through
                          1997    1996   3/31/95    1994    1993    1992   4/30/91
                         ------  ------  -------   ------  ------  ------  -------
Net asset value, begin-
 ning of period          $11.07  $10.13  $10.71    $10.96  $10.58  $10.60  $10.00
Income from investment
 operations:
 Net investment income      .50     .53     .40       .36     .39     .59     .40
 Net realized and
  unrealized gain (loss)
  on investments            .29     .83    (.43)      .11     .79     .46     .61
                         ------  ------  ------    ------  ------  ------  ------
  Total from investment
   operations               .79    1.36    (.03)      .47    1.18    1.05    1.01
                         ------  ------  ------    ------  ------  ------  ------
Less distributions:
 Dividends from net in-
  vestment income          (.68)   (.42)   (.36)     (.41)   (.41)   (.51)   (.40)
 Dividends from net re-
  alized capital gains     (.37)      -    (.19)     (.31)   (.39)   (.56)   (.01)
                         ------  ------  ------    ------  ------  ------  ------
  Total distributions     (1.05)   (.42)   (.55)     (.72)   (.80)  (1.07)   (.41)
                         ------  ------  ------    ------  ------  ------  ------
Net asset value, end of
 period                  $10.81  $11.07  $10.13    $10.71  $10.96  $10.58  $10.60
                         ======  ======  ======    ======  ======  ======  ======
Total return (c)            7.4%   13.6%   (0.2%)     4.2%   11.5%   10.5%   10.2%
Ratios and supplemental
 data:
 Net assets, end of pe-
  riod (000)             $1.317  $1,620  $2,211    $3,004  $2,522  $1,410  $  595
 Ratio of expenses to
  average net assets
  (a)(b)                    2.1%    2.2%    2.4%*     2.2%    2.3%    2.5%    2.6%*
 Ratio of net investment
  income to average net
  assets (a)                4.3%    4.6%    4.0%*     3.2%    3.9%    5.3%    6.6%*
 Portfolio turnover rate  152.5%   81.1%   59.9%     79.4%   73.8%   97.0%  108.9%*
 Average brokerage com-
  mission paid per share $.0711  $.0636  $.0966    $.0977  $.1056  $.1200     N/A

------------------------------
(a) After reimbursement and waiver of expenses by the Adviser equivalent to 3.0%, 1.6%, 1.1%*, 1.0%, 0.7%, 1.25% and 4.8%* of average net assets, respectively.
(b) Includes 0.1%, 0.2%, 0.4%*, 0.2%, 0.3%, 0.5% and 0.6%,* respectively, related to dividend expenses on short positions.
(c) Total return is not annualized.
*Annualized.

GROWTH FUND

                                           Class A Shares
------------------------ -------------------------------------------------------------
                          Year Ended       Eleven
                           March 31,       Months    Year ended April 30,      9/4/90
                         ---------------    Ended    -----------------------   through
                          1997     1996    3/31/95    1994    1993     1992    4/30/91
                         ------   ------   -------   ------  ------   ------   -------
Net asset value, begin-
 ning of period          $15.74   $14.18   $14.57    $13.95  $14.04   $12.48   $10.00
Income from investment
 operations:
 Net investment income
  (loss)                   (.09)    (.09)     .02       .01    (.02)    (.01)     .07
 Net realized and
  unrealized gain (loss)
  on investments           3.14     4.69     (.28)     1.21     .20     1.60     2.50
                         ------   ------   ------    ------  ------   ------   ------
  Total from investment
   operations              3.05     4.60     (.26)     1.22     .18     1.59     2.57
                         ------   ------   ------    ------  ------   ------   ------
Less distributions:
 Dividends from net in-
  vestment income            --     (.07)      --      (.01)     --       --     (.08)
 Dividends from net re-
  alized capital gains    (1.75)   (2.97)    (.13)     (.59)   (.27)    (.03)    (.01)
                         ------   ------   ------    ------  ------   ------   ------
  Total distributions     (1.75)   (3.04)    (.13)     (.60)   (.27)    (.03)    (.09)
                         ------   ------   ------    ------  ------   ------   ------
Net asset value, end of
 period                  $17.04   $15.74   $14.18    $14.57  $13.95   $14.04   $12.48
                         ======   ======   ======    ======  ======   ======   ======
Total return (b)           19.1%    35.2%    (1.8%)     8.9%    1.4%    12.7%    25.8%
Ratios and supplemental
 data:
 Net assets, end of pe-
  riod (000)             $6,635   $2,866   $1,791    $2,089  $1,861   $1,802   $  862
 Ratio of expenses to
  average net assets (a)    2.0%     2.0%     2.0%*     2.0%    2.0%     2.0%     2.0%*
 Ratio of net investment
  income to average net
  assets (a)               (1.3)%   (.08)%    0.2%*     0.1%   (0.1)%   (0.1)%    0.8%*
Portfolio turnover rate   173.9%   252.4%   104.3%     87.3%   56.8%    47.3%    15.8%*
Average brokerage com-
 mission paid per share  $.0614   $.0608   $.0910    $.0996  $.1011   $.1098      N/A

------------------------------
(a) After reimbursement and waiver of expenses by the Adviser equivalent to 0.7%, 1.2%, 1.6%*, 1.1%, 0.7%, 0.8% and 4.5%* of average net assets, respectively.
(b) Total return is not annualized.
(c) After reimbursement and waiver of expenses by the Adviser equivalent to 0.6% of average net assets.
*Annualized.

GROWTH FUND

                                    Class C Shares
----------------------------------- --------------
                                        9/3/96
                                       through
                                       3/31/97
                                    --------------
Net asset value, beginning of pe-
 riod                                   $17.63
Net income from investment opera-
 tions:
 Net investment income                    (.07)
 Net realized and unrealized gain
  (loss) on investments                   1.07
                                        ------
  Total from investment operations        1.00
                                        ------
Less distributions:
 Dividends from net realized capi-
  tal gains                              (1.65)
                                        ------
Net asset value, end of period          $16.98
                                        ======
Total return (b)                           5.4%
Ratios and supplemental data:
 Net assets, end of period (000)        $    8
 Ratio of expenses to average net
  assets (c)                               2.5%*
 Ratio of net investment income to
  average net assets (c)                  (1.9)%*

-------------------------------------------------------------------------------
(a) After reimbursement and waiver of expenses by the Adviser equivalent to 0.7%, 1.2%, 1.6%*, 1.1%, 0.7%, 0.8% and 4.5%* of average net assets, respectively.
(b) Total return is not annualized.
(c) After reimbursement and waiver of expenses by the Adviser equivalent to 0.6% of average net assets.
*Annualized.

GLOBAL GROWTH AND INCOME FUND

                                               Class A           Class C
----------------------------------------- ----------------- ------------------
                                          September 9, 1996 September 24, 1996
                                               through           through
                                           March 31, 1997     March 31, 1997
                                          ----------------- ------------------
Net asset value, beginning of period           $ 5.00             $5.00
Net income from investment operations:
  Net investment income                           .04               .03
  Net realized and unrealized gain (loss)
   on investments                                 .36               .35
                                               ------             -----
    Total from investment operations              .40               .38
                                               ------             -----
Less distributions:
  Dividends from net investment income           (.01)             (.01)
                                               ------             -----
  Net asset value, end of period               $ 5.39             $5.37
                                               ======             =====
Total return (b)                                  8.0%              7.6%
Ratios and supplemental data:
  Net assets, end of period (000)              $2,926             $ 390
  Ratio of expenses to average net assets
   (a)                                            2.0%*             2.5%*
  Ratio of net investment income to aver-
   age net assets (a)                             1.8%*             1.6%*

-------------------------------------------------------------------------------

                                             September 9, 1996
                                                  through
                                              March 31, 1997
                                             -----------------
Portfolio turnover rate                           160.4%*
Average brokerage commission paid per share        $.0758

------------------------------
(a) After reimbursement and waiver of expenses by the Adviser equivalent to 1.82%* of average net assets.
(b) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges.
*Annualized.

INVESTMENT OBJECTIVES AND POLICIES

Each Fund has a different investment objective and may invest in different securities. The Funds differ principally in (i) the relative importance each places on growth potential and current income as considerations in selecting investments, and (ii) the types of securities selected for investment.

The investment objectives of a Fund may not be changed without the approval of a "majority of the outstanding" shares of that Fund, as defined in the Investment Company Act of 1940. There can be no assurance that a Fund will achieve its objectives.

CONVERTIBLE FUND

Convertible Fund seeks current income. Growth is a secondary objective that the Fund also considers when consistent with its objective of current income.

The Fund invests in a diversified portfolio of convertible securities, primarily convertible bonds and convertible preferred stocks. See "Common Investment Practices--Convertible Securities."

A significant portion of the Fund's portfolio ordinarily is invested in a number of long-term core positions, selected on the basis of the investment adviser's assessment of the long-term value of an investment in that issuer. The Fund's investments are concentrated in investment grade securities, and the Fund expects to maintain, over the long-term, an average credit quality of BBB or better. However, debt securities acquired by the Fund may be unrated or may be rated below investment grade, which would present increased risk. See "Common Investment Practices--Debt Securities" for more information, including an analysis of the Fund's past investments in debt securities.

The Fund is substantially invested in convertible securities, including synthetic convertible securities, under normal market conditions. See "Common Investment Practices--Convertible Securities." At least 65% of the Fund's assets ordinarily is invested in "true" convertibles. Any portion of the Fund's assets not invested in convertible securities as described above may be invested in non-convertible equity and fixed-income securities, and other securities as described under "Common Investment Practices."

GROWTH AND INCOME FUND

Growth and Income Fund seeks high long-term total return through capital appreciation and current income. Under normal market conditions the Fund invests at least 65% of its total assets in a diversified portfolio of convertible, equity and fixed-income securities, with equal emphasis on capital appreciation and current income. See "Common Investment Practices-- Convertible Securities." The Fund's assets not invested in convertible securities are invested in common stocks that, in the judgment of the investment adviser, provide opportunities for long-term capital appreciation, or in other securities as described under "Common Investment Practices."

The Fund generally invests in smaller and medium-sized companies, the securities of which tend to be more volatile and less liquid than the securities of larger companies. The debt securities of smaller and medium-sized companies also are less likely to be rated investment grade, and so the debt securities acquired by the Fund may be unrated or rated below investment grade, which would present increased risk. See "Common Investment Practices-- Debt Securities" for more information, including an analysis of the Fund's past investment in debt securities.

STRATEGIC INCOME FUND

Strategic Income Fund seeks high current income consistent with stability of principal, primarily through investment in convertible securities and employing short selling to enhance income and hedge against market risk. Under normal market conditions, the Fund will invest at least 65% of its assets in income-producing securities. In furtherance of its objective, the Fund may also write covered call options and purchase put options and invest in other types of securities. See "Common Investment Practices."

Any assets of the Fund not invested in convertible securities, common stock received upon conversion or exchange of convertible securities, or in short sales with respect to portfolio securities may be invested in other securities including non-convertible equity and debt securities, options, warrants, securities of the U.S. Government, its agencies and instrumentalities, repurchase agreements and money market instruments.

GROWTH FUND

Growth Fund seeks long-term capital growth.

In pursuing Growth Fund's investment objective, the Adviser seeks out securities that, in its opinion, are undervalued and offer above-average potential for earnings growth. The selection process emphasizes earnings growth potential coupled with financial strength and stability. The Adviser performs its own fundamental analysis, in addition to depending upon recognized rating agencies and other sources. The portfolio may include securities of well-established companies with large market capitalizations as well as small, unseasoned companies. The Fund will not invest more than 5% of its assets in the securities of unseasoned issuers.

The Adviser anticipates that common stocks will generally afford the best opportunities for capital growth. However, the Fund may invest in securities convertible into common stock, preferred stocks, and obligations such as bonds, debentures and notes that, in the opinion of the Adviser, present opportunities for capital appreciation. The percentages of Fund assets invested in various types of securities will vary in accordance with the judgment of the Adviser. There are no limitations on the amount of the Fund's assets that may be allocated to the various types of securities, or on the ratings of debt securities acquired by the Fund. The Fund may also hold cash and cash equivalents and may invest in other types of securities as described under "Common Investment Practices."

GLOBAL GROWTH AND INCOME FUND

Global Growth and Income Fund seeks high long-term total return through capital appreciation and current income. Under normal market conditions the Fund invests at least 65% of its total assets in a globally diversified portfolio of convertible, equity and fixed-income securities with equal emphasis on capital appreciation and current income. Normally the Fund invests in the securities markets of at least three countries, which may include the United States.

The Fund generally invests in securities of companies that are medium-sized and larger relative to the securities markets of the countries in which those securities are traded. A significant portion of its assets will be invested in securities of foreign issuers, which may be more volatile and less liquid than the securities of United States companies. See "Common Investment Practices-- Foreign Securities" for more information.

The Fund's convertible and fixed-income investments are concentrated in investment grade securities, and the Fund expects to maintain, over the long term, an average credit quality of BBB or better or, in the case of unrated securities, of comparable quality as determined by the Adviser. The debt securities of foreign issuers are less likely to be rated by United States rating agencies.

COMMON INVESTMENT PRACTICES

GENERAL

In selecting portfolio securities for a Fund, including unrated securities, the investment adviser performs its own credit analysis in addition to considering evaluations by recognized rating agencies and other sources, giving consideration to, among other things, the issuer's financial soundness, its anticipated cash flow, interest and dividend coverage, asset coverage, sinking fund provisions, responsiveness to changes in interest rates, business conditions, and liquidation value relative to the market price of the security. Securities received by a Fund upon conversion or exercise of warrants and securities remaining upon the breakup of units or detachments of warrants may be retained to permit orderly disposition or to establish long-term holding periods for federal income tax purposes. Occasionally securities may be purchased on a when-issued or delayed-delivery basis.

DEBT SECURITIES

In pursuing its investment objectives, each Fund may invest in convertible and non-convertible debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds") and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular ratings category, except that no Fund will acquire a security rated below C.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities, in which Strategic Income Fund intends to invest as much as 35% or more of its assets, are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Achievement by each Fund of its investment objectives will be more dependent on the Adviser's credit analysis than would be the case if the Fund were investing in higher-quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See "Net Asset Value." The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

The table below shows the percentages of net assets (on a dollar-weighted monthly average basis) invested in debt securities in each ratings category during the year ended March 31, 1997 for each Fund other than Growth Fund, which did not invest in debt securities rated below investment grade during that period.

                                                                                           Global
                                              Growth                                       Growth
                                               and                 Strategic                and
   Rating           Convertible               Income                Income                 Income
  Category             Fund                    Fund                  Fund                   Fund
 ----------         -----------               ------               ---------               ------
 U.S. Govt.            0.15%                    17%                     0%                    8
    AAA                  --                      0                      0                     0
     AA                0.03                      2                      0                     0
     A                 0.10                      4                      9                     7
    BBB                0.15                     11                     24                    12
     BB                0.03                      7                      6                     0
     B                 0.03                     10                     32                     1
    CCC                  --                      0                      0                     0
 not rated             0.07                      3                      9                    12

The percentages in the table are based upon ratings by S&P, or by Moody's if the security was not rated by S&P. A description of the ratings used by S&P and Moody's is included as an appendix to this prospectus.

CONVERTIBLE SECURITIES

Although each Fund may invest in convertible securities, only Convertible Fund has a policy of investing at least 65% of its assets in convertible securities under normal circumstances. Growth and Income Fund and Strategic Income Fund expect that a significant portion of their respective assets will be invested in convertible securities, but there is no minimum percentage of their assets that will be so invested.

The Adviser believes that the characteristics of convertible securities make them appropriate investments for the Funds. These characteristics include: the potential for capital appreciation as the value of the underlying common stock increases; the relatively high yield received from dividend or interest payments as compared to common stock dividends; and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.

Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to holders of similar non-convertible securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

"Synthetic" convertible securities, for purposes of this prospectus, are created by combining separate securities which possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed-income component") and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in non-convertible fixed-income securities such as non-convertible bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants, exchange or NASDAQ listed call options, or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are not considered convertible securities for purposes of the policies of Convertible Fund and Growth and Income Fund to normally invest at least 65% of total assets in convertible securities.

The synthetic convertible security differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible security is composed of two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible security and a true convertible security will respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the true convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when management believes that such a combination would better promote a Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

FOREIGN SECURITIES

Global Growth and Income Fund may invest all of its assets, and each other Fund may invest up to 25% of its net assets, in securities of foreign issuers that are not publicly traded in the United States ("foreign securities"). For this purpose, foreign securities do not include securities represented by American Depository Receipts (ADRs) or securities guaranteed by a United States person.

International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. Many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in those countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue.

You should understand and consider carefully the greater risks involved in investing internationally. Investing in securities of non-U.S. issuers, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve both opportunities and risks not typically associated with investing in U.S. securities. These include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

Although the Funds try to invest in companies and governments of countries having stable political environments, there is the possibility of restriction of foreign investment, expropriation of assets, or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in those countries.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

Any Fund may invest in ADRs that are not sponsored by the issuer of the underlying security. To the extent it does so, the Fund would probably bear its proportionate share of the expenses of the depository and might have greater difficulty in receiving copies of the issuer's shareholder communications than would be the case with a sponsored ADR.

When a Fund enters into a contract for the purchase or sale of a foreign portfolio security, it usually is required to settle the purchase transaction in the relevant foreign currency or receive the proceeds of the sale in that currency. In either event, the Fund is obliged to acquire or dispose of an appropriate amount of foreign currency by selling or buying an equivalent amount of U.S. dollars. The Fund may wish to "lock-in" the U.S. dollar value of a transaction at or near the time of the purchase or sale of the foreign portfolio security at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the security is denominated. The Fund may accomplish such "transaction hedging" by purchasing or selling such foreign currencies on a "spot" (i.e., cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at a specified date or at any time within a specified time period. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Similar transactions may be entered into by using other currencies if the Fund seeks to move investments denominated in one currency to investments denominated in another.

When a Fund invests in foreign securities, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in U.S. dollars is subject to fluctuations in the exchange rate between the foreign currencies and the U.S. dollar. When, in the opinion of the Adviser, it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the U.S. dollar value of the portfolio, the Fund may enter into a forward currency exchange contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) by which the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. This technique is known as "currency hedging" and, by locking in a rate of exchange, is intended to moderate or reduce the risk of change in the U.S. dollar value of the Fund's portfolio only during the period of the forward contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio securities or prevent loss if the price of such securities should decline. In addition, such forward foreign currency exchange contracts will diminish the benefit of the appreciation in the U.S. dollar value of that foreign currency. For further information on forward foreign currency exchange transactions, see the Statement of Additional Information.

At March 31, 1997, Global Growth and Income Fund had invested 17% of its net assets in foreign securities. No other Fund had as much as 1% of its net assets so invested.

WARRANTS

Each Fund may invest up to 5% of the value of its net assets at the time of purchase in warrants (not including those acquired in units or attached to other securities), including up to 2% of its net assets in warrants the underlying common stock of which is not listed on the New York or American stock exchange or, in the case of Global Growth and Income Fund, a recognized foreign exchange. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to twenty years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may tend to be greater than the percentage increase or decrease in the value of the underlying common stock.

OPTIONS AND FUTURES

Consistent with its objective, each Fund may purchase and write both call options and put options on securities and on indexes, and may enter into interest rate and index futures contracts and options on such futures contracts ("derivative products") in order to provide additional revenue, or to hedge against changes in security prices or interest rates. Each Fund will limit its use of futures contracts and options on futures contracts to hedging transactions to the extent required to do so by regulatory agencies.

An option on a security (or index) is a contract that gives the holder, in return for a premium, the right to buy (call) from or sell (put) to the option seller (writer) the security (or the cash value of the index) underlying the option at a designated price during the term of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund may write a call or put option only if the option is covered.

There are several risks associated with the use of derivative products. As the writer of a covered call option, a Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the call price. Because of low margin deposits required, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit. Since there can be no assurance that a liquid market will exist when a Fund seeks to close out a derivative product position, these risks may become magnified. Because of these and other risks, successful use of derivative products depends on the Adviser's ability to predict correctly changes in the level and the direction of stock prices, interest rates and other market factors, but even a well-conceived transaction may be unsuccessful because of an imperfect correlation between the securities and derivative product markets. For a more complete explanation, please refer to the Statement of Additional Information.

SHORT SALES

Each Fund may attempt to hedge against market risk and enhance income by: (1) entering into short sales of securities that it currently has the right to acquire, without payment of any further consideration, through the conversion or exchange of other securities that it owns or, to a lesser extent, entering into short sales of securities that it currently owns; and (2) entering into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales while the Fund's short positions remain open.

In addition, Strategic Income Fund may enter into short sales of securities that it currently has the right to acquire upon payment of additional consideration, for instance, upon exercise of any option or warrant. This technique would be used to hedge against market risk in connection with a synthetic convertible position in the same way selling short a true convertible security owned by a Fund would hedge against market risk. During the time such a short position is open, the Fund would maintain in a segregated account with the Fund's custodian, cash or U.S. Government securities in an amount such that the value of the segregated account, plus the value of any collateral required to be deposited with the broker in connection with the short sale, (i) will equal the current market value of the securities sold short and (ii) will not be less than the market value of the securities at the time they were sold short. Strategic Income Fund will conduct its short sales so that no more than 10% of the net assets of the Fund, when added together, will be (i) deposited with brokers as collateral, and (ii) allocated to segregated accounts in connection with short sales, at any time.

Short sales and short sales against the box may protect the Funds against the risk of losses in the value of their portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Short sale transactions involve certain risks. In particular, the variable degree of correlation between the price movements of the convertible securities (or portion of the synthetic convertible) and the price movements of the underlying common stock being sold short creates the possibility that losses on the short sale hedge position may be greater than gains in the value of the portfolio securities being hedged. In addition, to the extent that a Fund pays a conversion premium for a convertible security, the Fund is generally unable to protect against a loss of such premium by entering into a short sale hedge. In determining the number of shares to be sold short against the Fund's position in the convertible securities, the anticipated fluctuation in the conversion premiums is considered. A Fund will also incur transaction costs in connection with short sales. Certain provisions of the Internal Revenue Code may limit the degree to which the Funds are able to enter into short sales, which limitations might impair a Fund's ability to achieve its investment objective. Please refer to the Statement of Additional Information for a more complete explanation.

LENDING PORTFOLIO SECURITIES

In order to generate additional income, each Fund may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets to brokers, dealers and financial institutions such as banks and trust companies for which it will receive collateral in cash, United States Government securities or irrevocable letters of credit that will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. Cash collateral will be invested in short-term securities, which will increase the current income of the Fund. Such loans will be terminable at any time. A Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and rights to interest or other distributions. A Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. The lending of portfolio securities exposes a Fund to the risk of failure by the borrower to return the securities involved in such transactions, in which event the Fund may incur a loss. In an effort to reduce that risk, the Adviser will monitor the creditworthiness of the firms to which the Funds lend portfolio securities.

TEMPORARY INVESTMENTS

Each Fund may make temporary investments without limitation when the Adviser determines that a defensive position is warranted. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and which are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and repurchase agreements. In a repurchase agreement, a Fund purchases a security and the seller (a bank or securities dealer) simultaneously agrees to repurchase the security at the same price plus an amount equal to an agreed-upon interest rate, on a specified date. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience delays in liquidating the underlying security and losses.

RISK OF INVESTMENT

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Each Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with investments in securities. There can be no guarantee that a Fund will achieve its objective.

Each Fund diversifies its portfolio holdings to reduce risk. Although risk cannot be eliminated, diversification reduces the impact of any single investment. Certain risk factors may also be associated with the Funds' investment practices, including investing in debt securities rated below investment grade, short selling and investing in foreign securities. Risk factors specific to those practices are described under "Common Investment Practices."

Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. The turnover rate may vary significantly from year to year. The portfolio turnover rate of any Fund may be greater than 100%. The portfolio turnover rate of Global Growth and Income Fund is not expected to exceed 100% under normal circumstances. A higher rate of portfolio turnover may result in higher transaction costs and the realization of capital gains and losses. Please refer to the Statement of Additional Information for a more complete explanation.

INVESTMENT RESTRICTIONS

In pursuing its investment objective, a Fund will not:

1. As to 75% of its assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

2. Acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any issuer; or

3. Invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

These are fundamental restrictions that cannot be changed as to a Fund without the approval of a "majority of the outstanding" voting securities of that Fund, as defined in the Investment Company Act of 1940. All investment restrictions for the Funds are described in the Statement of Additional Information.

HOW TO PURCHASE SHARES

Shares of the Funds are sold through selected broker-dealers and banks that have signed agreements with Calamos Financial Services, Inc. ("CFS"), the Funds' distributor, or may be purchased by check or wire sent to CFS. The minimum initial investment by a shareholder is $500 and $50 thereafter. Each Fund reserves the right to reject any order for the purchase of its shares in whole or in part, and to suspend the sale of its shares to the public in response to conditions in the securities markets or otherwise. Each purchase of shares is confirmed by a written statement mailed to the shareholder, without issuance of share certificates.

OFFERING PRICE

Class A shares of each Fund are sold to investors at net asset value plus a sales charge, which may be reduced or waived as described below. Class C shares of each Fund are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares of the same Fund. When placing an order, you must specify whether the order is for Class A or Class C shares.

The differences between Class A shares and Class C shares lie primarily in their initial and contingent deferred sales charge structures and in their asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See also "Expenses" and "How to Redeem Shares." Each class has distinct advantages and disadvantages for different investors, and you may choose the class that best suits your circumstances and objectives.

                                  Annual 12b-1 Fees
                                  (as a % of average
Class     Initial Sales Charge    daily net assets)*        Other Information
-----     --------------------    ------------------        -----------------
Class  Maximum initial sales             .50%        Initial sales charge waived or
 A     charge of 4.75% of offer-                     reduced for certain purchases**
       ing price
Class  None                             1.00%***     1% deferred sales charge on
 C                                                   shares redeemed within one year

------------------------------
   *Of this amount, .25% is for administrative services and the balance is for distribution services.
  **See the note to the following table.
 ***The 12b-1 fee of 1% for the first year is advanced to the Selling Dealer by CFS from its own resources at the time of investment. Annual 12b-1 fees are paid quarterly in arrears beginning in the second year.

The sales charges on sales of Class A shares of each Fund (except when waived as described below under "How to Purchase Shares--Sales Charge Waiver") are as follows:

                               ----------------

                          Sales Charge Paid by Investor on Purchase of Class A Shares
                         -------------------------------------------------------------
                              As a % of        As a % of       % of Offering Price
                         Net Amount Invested Offering Price Retained by Selling Dealer
                         ------------------- -------------- --------------------------
Less than $50,000.......        4.99%             4.75%                4.00%
$50,000 but less than
 $100,000...............        4.44              4.25                 3.50
$100,000 but less than
 $250,000...............        3.63              3.50                 2.75
$250,000 but less than
 $500,000...............        2.56              2.50                 2.00
$500,000 but less than
 $1,000,000.............        2.04              2.00                 1.60
$1,000,000 or more......        None              None                 None

------------------------------
   *On an investment of $1 million or more, CFS from its own resources pays the selling dealer a commission of .25% of the amount of the investment, subject to repayment of the commission if the shares are redeemed within one year after purchase. If you purchase such shares without a sales charge, a contingent deferred sales charge of 1% will be imposed on shares that are redeemed within one year after purchase (other than by reinvestment of dividends or distributions), determined on a first-in, first-out basis.

                               ----------------

Each Fund receives the entire net asset value of all of its Class A shares sold. CFS, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers. The normal discount to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, CFS may reallow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933. CFS retains the entire amount of any deferred sales charge on Class C shares redeemed within one year of purchase. CFS may from time to time conduct promotional campaigns in which incentives would be offered to dealers meeting or exceeding stated target sales of shares of a Fund. The cost of any such promotional campaign, including any incentives offered, would be borne entirely by CFS and would have no effect on either the public offering price of Fund shares or the percentage of the public offering price retained by the selling dealer.

PURCHASES THROUGH DEALERS

If a purchase order accompanied by payment is received by a dealer prior to the close of regular session trading on the New York Stock Exchange, the applicable offering price will be the offering price per share determined on the day the order is received by the dealer, provided the dealer conveys the order to CFS prior to 4:30 p.m., Chicago time, on that day. Orders received by dealers or CFS after such time will be effective on the next business day. Neither CFS nor the dealers are permitted to withhold placing orders to benefit themselves by a price change.

PURCHASES BY WIRE

You may also purchase shares by wiring funds from your bank. Please call the Funds at the numbers on the front cover of this prospectus for wiring instructions. The applicable offering price for a purchase by wire is the offering price per share next determined after receipt by the Fund of the wired funds. After you have wired funds, you must complete the application form and send it to CFS. A Fund will not honor redemption requests until the completed application has been received.

PURCHASES BY MAIL

You may also purchase shares of a Fund by sending to CFS a check payable to the Fund, along with information identifying you and your account number. An initial investment made by check must be accompanied by a completed application. All checks should be drawn on a U.S. bank in U.S. funds in order to avoid fees and delays. A charge may be imposed if any check submitted for investment does not clear.

PURCHASES BY EXCHANGE

You may purchase shares of a Fund by exchange of shares from another Fund, by exchange of shares of Money Market Portfolio, Government Securities Portfolio or Tax-Exempt Portfolio, each a portfolio of Cash Account Trust (such shares are referred to as "Cash Account Shares") either by mail or by instructing your broker-dealer or other sales agent, who will communicate your order to CAM. If you have a brokerage account with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") that holds shares of Summit Cash Reserves Fund, a series of Financial Institution Series Trust (such shares are referred to as "Summit Fund Shares"), and the Summit Fund Shares were purchased by exchange from a Fund, you may purchase shares of a Fund through your Merrill Lynch broker by exchange of Summit Fund Shares. See "How to Redeem Shares-- Redemption by Exchange." YOU MAY NOT MAKE MORE THAN FOUR EXCHANGES FROM ANY FUND DURING ANY CALENDAR YEAR. No sales charge is imposed on purchases of Class A shares by exchange of Class A shares from another Fund or by exchange of Cash Account Shares or Summit Fund Shares, previously purchased through use of the exchange privilege. Please review the information under "How to Redeem Shares--Redemption by Exchange."

SALES CHARGE WAIVER

Dividends and distributions paid by a Fund will be reinvested in shares of that Fund at net asset value (without the payment of any sales charge) unless you elect to receive dividends and distributions in cash. Proceeds of shares redeemed by a Fund within the previous 60 days also may be reinvested in that Fund's shares at net asset value without the payment of any sales charge. See "Shareholder Services--Investment in Related Funds."

In addition, the following persons or entities may purchase Class A shares of a Fund at net asset value without payment of any sales charge, upon written assurance that the purchase is made for investment purposes and that the shares will not be sold except through redemption by the Fund: (a) any investor purchasing shares upon the recommendation of an investment consultant to which the investor pays a fee for services relating to investment selection; (b) any investor purchasing shares of a Fund by exchange of Cash Account Shares or Summit Fund Shares previously purchased through use of the exchange privilege; (c) any employee benefit plan having more than 200 eligible employees or a minimum of $1 million of plan assets invested in the Funds; (d) any employee benefit plan purchasing shares through an intermediary that has signed a participation agreement with CFS specifying certain asset minimums and qualifications, and marketing, program and trading restrictions;
(e) any insurance company separate account used to fund annuity contracts for employee benefit plans that in the aggregate have more than 200 eligible employees or a minimum of $1 million in plan assets invested in the Funds; (f) any employee or registered representative of CFS, one of its affiliates or a broker-dealer with a selling group agreement with CFS; (g) any trustee of the Trust; (h) any member of the immediate family of a person qualifying under (f) or (g), including a spouse, child, stepchild, sibling, parent, stepparent, grandchild and grandparent, in each case including in-law and adoptive relationships; (i) any trust, pension, profit sharing, or other benefit plan in which any person qualifying under (f) is a participant; (j) any 401(k) plan (cash or deferred arrangement intended to qualify under section 401(k) of the Internal Revenue Code) or other qualified retirement plan to which a person qualifying under (f), (g) or (h) makes voluntary contributions and has investment self-direction, provided the purchase is for the account of such person; (k) any company exchanging shares with a Fund pursuant to a merger, acquisition or exchange offer; (l) any investment advisory client of the Adviser or brokerage customer of CFS who has, in writing, given investment discretion to CFS, to the extent the investment is from the account managed by the Adviser or CFS; and (m) any investor purchasing shares through Charles Schwab & Co. or Fidelity Investments. Please note that, if you purchase or redeem shares through a broker or dealer, the broker or dealer may charge a fee for effecting the transaction.

Further, no sales charge will be imposed on the sale of Class A shares of a Fund purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund on which an initial sales charge or contingent deferred sales charge was paid, provided a waiver of the sales charge is requested when the purchase order for Fund shares is placed, any requested evidence of eligibility for the sales charge waiver is furnished. Further, any shareholder of Convertible Fund at April 30, 1992, the date on which that Fund became a series of the Trust and sales of Fund shares became subject to a sales charge, may continue to purchase Class A shares of Convertible Fund without a sales charge if the Fund or participating broker is notified at the time of each qualifying purchase.

RIGHTS OF ACCUMULATION

The sales charges described above also apply on a cumulative basis to Class A shares of the Funds and any other series of the Trust as to which a sales charge applies, and over any period of time. Therefore, the value of all your Class A shares of a Fund and any other series of the Trust with respect to which a sales charge was paid, taken at the current offering price or original cost, whichever is greater, can be combined with a current purchase to determine the applicable offering price of the current purchase. In order to receive the cumulative quantity reduction, you must give CFS or your dealer notification of the prior purchases at the time of the current purchase.

LETTER OF INTENT

You may reduce the sales charges you pay on the purchase of Class A shares by making investments pursuant to a letter of intent. The applicable sales charge then is based upon the indicated amount intended to be invested during a thirteen-month period in shares of the Funds as to which a sales charge would be imposed and any other series of the Trust. You may compute the thirteen-month period starting up to ninety days before the date of execution of the letter of intent. Your initial investment must be at least 5% of the amount your letter of intent indicates you intend to invest. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment. During the term of the letter of intent, shares representing 5% of the indicated amount will be held in escrow. Shares held in escrow have full dividend and voting privileges. The escrowed shares will be released when the full amount indicated has been purchased. If the full indicated amount is not purchased during the term of the letter of intent, you will be required to pay CFS an amount equal to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges which you would have paid on your aggregate purchase if the total of such purchases had been made at a single time. A letter of intent does not obligate you to buy or a Fund to sell the indicated amount of the shares but you should read it carefully before signing. Additional information is contained in the letter of intent included in the application.

NET ASSET VALUE

The net asset value of the shares of each Fund is determined as of the close of regular session trading on the New York Stock Exchange, currently 3:00 p.m. Chicago time, each day that exchange is open for trading by dividing the value of all of the securities and other assets of the Fund, less its liabilities, by the number of shares of the Fund outstanding.

Portfolio securities are valued on the basis of market valuation. Securities and other assets for which market values are not readily available are valued at a fair value as determined by a method the board of trustees believes represents a fair value. For a more complete explanation, please refer to the Statement of Additional Information.

HOW TO REDEEM SHARES

Shares of the Funds will be redeemed at the respective net asset value next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for trading. Requests received after the time for computation of a Fund's net asset value for that day will be processed the next business day.

If Class C shares, or Class A shares for which the initial purchase price was $1 million or more, on which no initial sales charge was imposed are redeemed within one year after purchase (other than by reinvestment of dividends or distributions), determined on a first-in, first-out basis, a contingent deferred sales charge of 1% of the purchase price will be imposed.

REDEMPTION BY MAIL

A written request for redemption (and an endorsed share certificate, if issued) must be received by the Fund's transfer agent, Calamos Asset Management, Inc. ("CAM"), to constitute a valid redemption request.

Your redemption request must:

1. specify the Fund and the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;

2. be signed by all owners exactly as their names appear on the account; and

3. include a signature guarantee for each signature on the redemption request by CFS, by a securities firm that is a member of the New York Stock Exchange, or by a bank, savings bank, credit union, savings and loan association or other entity that is authorized by applicable state law to guarantee signatures.

In the case of shares held by a corporation, the redemption request must be signed in the name of the corporation by an officer whose title must be stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act may be required. In the case of a trust or partnership, the signature must include the name of the registered shareholder and the title of the person signing on its behalf. Under certain circumstances, before shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

REDEMPTION BY WIRE OR TELEPHONE

Broker-dealers or other sales agents may communicate redemption orders by wire or telephone to CAM. These firms may charge for their services in connection with your redemption request but neither the Funds nor CAM impose any such charges.

EXPEDITED REDEMPTION

Unless share certificates have been issued to you, you may have redemption proceeds of at least $5,000 wired directly to a domestic commercial bank account or brokerage account that you have previously designated. Normally, such payments will be transmitted no later than the second business day following receipt of your redemption request (provided redemptions may be made under the general criteria set forth below). A $15 service charge for payment of redemption proceeds by wire will be deducted from the proceeds.

REDEMPTION BY EXCHANGE

You may redeem all or any portion of your shares of a Fund and use the proceeds to purchase shares of any of the other Funds or Cash Account Shares (or Summit Fund Shares if your Fund shares are held in a brokerage account with Merrill Lynch and Merrill Lynch has commenced offering the exchange program for Summit Fund Shares) if your signed, properly completed application is on file. AN EXCHANGE TRANSACTION IS A SALE AND PURCHASE OF SHARES FOR

FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAIN OR LOSS. YOU MAY NOT MAKE MORE THAN FOUR EXCHANGES FROM ANY FUND IN ANY CALENDAR YEAR. Before exchanging into Cash Account Shares (or Summit Fund Shares), you should obtain the prospectus relating to those shares from the Adviser (or from Merrill Lynch, in the case of Summit Fund Shares) and read it carefully. The exchange privilege is not an offering or recommendation of Cash Account Shares or Summit Fund Shares. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the fund being purchased. An exchange may be made by following the redemption procedure described above under "Redemption by Mail" and indicating the fund to be purchased, except that a signature guarantee normally is not required. An exchange may also be made by instructing your broker-dealer or other sales agent, who will communicate your instruction to CAM. No sales charge is imposed on purchases by exchange.

GENERAL

A check for proceeds of a redemption will not be released until the check used to purchase the shares has been collected, which is usually no more than 15 days after purchase. You may avoid this delay by purchasing shares in such a way that the Fund receives immediate payment for your purchase, such as by wire transfer of funds or payment by a certified or cashier's check. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. Due to the relatively high cost of handling small accounts, each Fund reserves the right upon 30 days' written notice to involuntarily redeem, at net asset value, the shares of any shareholder whose account has a value of less than $500, unless the reduction in value to less than $500 was the result of market fluctuation.

PLEASE TELEPHONE THE FUNDS IF YOU HAVE ANY QUESTIONS ABOUT REQUIREMENTS FOR A REDEMPTION BEFORE SUBMITTING A REQUEST. YOU MAY NOT CANCEL OR REVOKE YOUR REDEMPTION REQUEST ONCE YOUR INSTRUCTIONS HAVE BEEN RECEIVED AND ACCEPTED.

SHAREHOLDER SERVICES

SHAREHOLDER ACCOUNTS

Each shareholder of a Fund receives quarterly account statements showing transactions in shares of the Fund and with a balance denominated in Fund shares. A confirmation will be sent to the shareholder upon purchase, redemption, dividend reinvestment, or change of shareholder address.

RETIREMENT PLANS

You may use the Funds as investments for your Individual Retirement Account ("IRA"), profit sharing or pension plan, Section 40l(k) plan, Section 403(b)(7) plan in the case of employees of public school systems and certain non-profit organizations, and certain other qualified plans. A master IRA plan and information regarding plan administration, fees, and other details are available from CFS and authorized broker-dealers.

SYSTEMATIC WITHDRAWAL PLAN

You may request that a Fund periodically redeem shares having a specified redemption value and send you a check for the proceeds. In order to initiate the Systematic Withdrawal Plan, your account must have a share balance of $25,000 or more. Withdrawal proceeds are likely to exceed dividends and distributions paid on shares in your account and therefore may deplete and eventually exhaust your account. The periodic payments are proceeds of redemption and are taxable as such. Because a sales charge is imposed on purchases of shares of the Funds, you should not purchase shares while participating in the Systematic Withdrawal Plan.

EXCHANGE PRIVILEGE

You may exchange shares of any Fund for shares of another Fund or for Cash Account Shares (or for Summit Fund Shares if your Fund shares are held in a brokerage account with Merrill Lynch) or exchange Cash Account Shares or Summit Fund Shares for shares of a Fund, without payment of any sales charge as described above under "How to Purchase Shares--Purchase by Exchange" and "How to Redeem Shares--Redemption by Exchange."

DIVIDENDS AND DISTRIBUTIONS

Shareholders may receive two kinds of distributions from a Fund: dividends and capital gains distributions. All dividends and capital gains distributions are paid in the form of additional shares of the same class credited to your account at the net asset value per share next computed after the dividend or distribution is payable to shareholders (without a sales charge) unless you requested on the account application or in writing that distributions be made in cash. Convertible Fund, Growth and Income Fund, Strategic Income Fund and Global Growth and Income Fund declare and pay dividends from net investment income quarterly; Growth Fund declares dividends annually. Net realized long-term capital gains, if any, are paid to shareholders by each Fund at least annually.

If two consecutive dividend checks from a Fund are returned as undeliverable, undelivered dividends will be invested in additional shares of that Fund at the current net asset value and the account will be designated as a dividend reinvestment account.

TAXES

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and thus not be subject to federal income taxes on amounts it distributes to shareholders.

You may realize a capital gain or capital loss when you redeem (sell) shares. The federal tax treatment will depend, of course, on how long you owned the shares and on your individual tax position. You may be subject to state and local taxes on your investment in a Fund, depending on the laws of your home state and locality.

Dividends and distributions paid by a Fund are subject to taxation as of the date of payment, except that distributions declared in October, November or December to shareholders of record in one of those months will be treated as received by shareholders on December 31 of the year in which they are declared, provided they are paid prior to February 1 of the next year.

Dividends from net investment income and capital gains distributions may be taxed to shareholders at different rates depending on their individual tax situations. You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to income taxation, you will not be required to pay tax on amounts distributed to you.

Each Fund is required by law to withhold federal income tax from reportable payments (which may include redemptions, capital gains distributions and other taxable distributions, if any) paid to any non-exempt shareholder who has failed to certify to the Fund that the social security or taxpayer identification number provided to the Fund is correct and that the shareholder is not subject to backup withholding.

Please refer to the Statement of Additional Information for a more complete explanation.

MANAGEMENT OF THE FUNDS

THE TRUSTEES

The board of trustees of CFS Investment Trust has overall responsibility for the conduct of the affairs of the Trust. The trustees serve indefinite terms of unlimited duration. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after any such appointment, have been elected by the shareholders. Shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of two-thirds of the Trust's outstanding shares. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees.

THE ADVISER

Each Fund's investments are managed by its investment adviser, Calamos Asset Management, Inc. ("CAM"). At March 31, 1997, CAM managed approximately $1.9 billion in assets of individuals and institutions. CAM is controlled by John
P. Calamos, who has been engaged in the investment advisory business since 1977. Mr. Calamos is also the controlling shareholder of CFS, the distributor of the Funds.

Subject to the overall authority of the board of trustees, CAM furnishes continuous investment supervision and management to each Fund under a management agreement and also furnishes office space, equipment and management personnel. For these services each Fund pays CAM a fee based on average daily net assets that is accrued daily and paid monthly. The fee paid by Growth Fund is at the annual rate of 1% of the first $150 million of average net assets and .75% of average net assets in excess of $150 million. The fee paid by Global Growth and Income Fund is at the annual rate of 1% of average net assets. The fee paid by each other Fund is at the annual rate of .75% of the first $150 million of average net assets and .50% of average net assets in excess of $150 million. CAM also acts as transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement.

The management agreement also provides that the total ordinary expenses of a Fund (exclusive of taxes, interest, extraordinary litigation expenses and brokers' commissions and other charges relating to the purchase and sale of securities but including fees paid to CAM and fees paid pursuant to the Distribution Plan) shall not exceed the limits, if any, prescribed by any state in which shares of the Fund are being sold or are qualified for sale, and CAM has agreed to reimburse the Fund for any such expenses in excess of such limits. In addition, CAM has voluntarily undertaken to limit the annual ordinary operating expenses of shares of each Fund, as a percentage of the average net assets of the particular class of shares, to 2.00% for Class A shares and 2.50% for Class C shares through August 31, 1998. Subject to those expense limitations, each Fund pays all of its operating expenses not specifically assumed by CAM.

John P. Calamos and Nick P. Calamos are responsible for managing the portfolios of Convertible Fund, Growth and Income Fund and Global Growth and Income Fund; John P. Calamos and John P. Calamos, Jr. are primarily responsible for the day-to-day management of the portfolios of Strategic Income Fund and Growth Fund. During the past five years, John P. Calamos has been president and a trustee of the Trust and president of CAM and CFS; John
P. Calamos, Jr. has been an employee of CAM; and Nick P. Calamos has been vice president of the Trust since 1992, a trustee of the Trust since 1997 and a managing director of CAM and CFS.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 whereby each Fund pays to CFS fees accrued daily and paid monthly at annual rates aggregating .50% in the case of Class A shares, or 1.00% in the case of Class C shares, of the average daily net assets of the class (.25% as a service fee and the balance as a distribution fee). In return, CFS bears all expenses incurred in providing services to shareholders and potential investors, and in the distribution and promotion of each Fund's shares, including the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution related expenses. CFS may reallow to investment professionals up to the full amount of the service fee for services provided to shareholders, and up to the full amount of the distribution fee for distribution services, based upon the level of services provided. Reallowances by CFS on Class A shares are made quarterly in arrears. Plan payments on Class C shares are made as follows: (1) for the first year after investment, in a single payment advanced by CFS from its own resources; and (ii) for the second and subsequent years, quarterly in arrears.

The expenses incurred by CFS may be more or less than the distribution fee paid to CFS by a Fund. Amounts paid by a Fund pursuant to the Plan are not intended to finance distribution of the shares of the other Funds.

PERFORMANCE INFORMATION

Information about the performance of each Fund is contained in the Funds' annual report, which may be obtained from the Trust upon request at no charge.

Each Fund may provide information about the investment performance of its classes of shares from time to time in advertisements, sales literature and otherwise. Convertible Fund, Growth and Income Fund and Strategic Income Fund may quote "yield," an annualized figure based on the amount of net investment income per share (a hypothetical figure defined by SEC rules) earned during a 30-day period, divided by the public offering price per share on the last day of the period. Each Fund may advertise its "Total Return" for each class of shares. Total Return for a class of shares of a Fund for a period is the percentage change in value during a period of an investment in those shares, including the value of all shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period. All of these calculations assume the reinvestment of dividends and distributions in additional shares of the same class. Quotations of Average Annual Total Return for Class A shares will take into account the effect of the sales charge on the amount available for investment; quotations of Total Return for Class A shares will indicate whether the effect of the sales charge is included. Income taxes payable by a shareholder are not taken into account. Please refer to the Statement of Additional Information for a more complete explanation.

In advertising and sales literature, a Fund's performance may be compared with that of market indices and other mutual funds, comparative performance as computed in a ranking determined by Lipper Analytical Services, Inc., an independent service that monitors the performance of over 1,000 mutual funds, or that of another service.

Performance of a Fund will vary from time to time, and past results are not necessarily indicative of future results. Performance information supplied by a Fund may not provide a basis for comparison with other investments using different reinvestment assumptions or time periods.

                   Growth of a $10,000 Investment Over Time
   Based on a hypothetical investment made in the CALAMOS Convertible Fund-
     A Shares from 6/21/85 through 3/31/97. Returns are adjusted for load.
           Past performance is not an indication of future results.

CALAMOS CONV           A        Dec-1985      Dec-1986
Calamos Conver      $ 9,525      $10,197       $11,842
Lehman Brother      $10,000      $10,973       $12,687
S&P 500 Index       $10,000      $11,232       $13,278

CALAMOS CONV                    Dec-1987      Dec-1988
Calamos Conver                   $11,312       $12,028
Lehman Brother                   $12,979       $13,963
S&P 500 Index                    $13,966       $16,271

CALAMOS CONV                    Dec-1989      Dec-1990
Calamos Conver                   $14,022       $13,523
Lehman Brother                   $15,951       $17,271
S&P 500 Index                    $21,386       $20,703

CALAMOS CONV        Dec-1991    Dec-1992      Dec-1993
Calamos Conver      $18,492      $19,901       $23,395
Lehman Brother      $20,057      $21,579       $23,960
S&P 500 Index       $27,025      $29,102       $32,009

CALAMOS CONV                    Dec-1994      Dec-1995
Calamos Conver                   $21,749       $28,112
Lehman Brother                   $23,122       $27,570
S&P 500 Index                    $32,434       $44,596

CALAMOS CONV                    Dec-1996       Mar-1997
Calamos Conver                   $32,547       $33,224
Lehman Brother                   $28,370       $28,126
S&P 500 Index                    $54,963       $56,436

                   Growth of a $10,000 Investment Over Time
   Based on a hypothetical investment made in the CALAMOS Convertible Fund-
     C Shares from 7/5/96 through 3/31/97. Returns are adjusted for load.
           Past performance is not an indication of future results.


CALAMOS CONV     CONVERTIBLE FUND    LB G/C    S&P 500 INDEX
        1996         $10,000         $10,000       $10,000
        1996         $10,914         $10,487       $11,180
        1997         $11,016         $10,397       $11,480

                   Growth of a $10,000 Investment Over Time
Based on a hypothetical investment made in the CALAMOS Growth and Income Fund-
     A Shares from 9/22/88 through 3/31/97. Returns are adjusted for load.
           Past performance is not an indication of future results.


CALAMOS GROWTH & INCOME-A    GROWTH & INCOME    LB G/C INT    S&P 500 INDEX
                 Sep-1988        $ 9,525         $10,000         $10,000
                 Dec-1988        $ 9,611         $10,096         $10,302
                 Dec-1989        $11,188         $11,533         $13,541
                 Dec-1990        $10,801         $12,488         $13,108
                 Dec-1991        $15,193         $14,502         $17,112
                 Dec-1992        $16,729         $15,603         $18,427
                 Dec-1993        $19,201         $17,324         $20,267
                 Dec-1994        $18,182         $16,719         $20,536
                 Dec-1995        $23,480         $19,935         $28,237
                 Dec-1996        $27,990         $20,513         $34,801
                 Mar-1997        $28,259         $20,337         $35,733

                   Growth of a $10,000 Investment Over Time
 Based on a hypothetical investment made in the CALAMOS Growth and Income Fund-
     C Shares from 8/5/96 through 3/31/97. Returns are adjusted for load.
           Past performance is not an indication of future results.

CALAMOS GROWTH & INCOME-C/shrs  GROWTH & INCOME    LB G/C INT    S&P 500 INDEX
                 Aug-1996           $10,000          $10,000         $10,000
                 Dec-1996           $10,984          $10,411         $11,698
                 Mar-1997           $10,965          $10,321         $12,012

                   Growth of a $10,000 Investment Over Time
 Based on a hypothetical investment made in the CALAMOS Strategic Income Fund from 9/4/90 through 3/31/97. Returns are adjusted for load.
           Past performance is not an indication of future results.

STRATEGIC INCOME FUND    STRATEGIC FUND   30 DAY T BILLS    LB G/C INT
                 1990        $ 9,525          $10,000         $10,000
                 1990        $ 9,782          $10,175         $10,509
                 1991        $11,149          $10,693         $12,204
                 1992        $12,484          $11,029         $13,130
                 1993        $13,998          $11,342         $14,579
                 1994        $12,959          $11,756         $14,069
                 1995        $14,833          $12,432         $16,777
                 1996        $16,077          $13,087         $17,674
Mar-97                       $16,376          $13,243         $17,522

                   Growth of a $10,000 Investment Over Time
      Based on a hypothetical investment made in the CALAMOS Growth Fund-A Shares from 9/4/90 through 3/31/97. Returns are adjusted for load.
           Past performance is not an indication of future results.

CALAMOS GROWTH FUND-A      GROWTH FUND        S&P 500
                 1990        $ 9,525          $10,000
                 1990        $10,478          $10,898
                 1991        $14,690          $14,226
                 1992        $14,878          $15,320
                 1993        $15,524          $16,850
                 1994        $14,635          $17,073
                 1995        $18,649          $23,476
                 1996        $25,073          $28,933
Mar-1997                     $23,566          $29,708

                   Growth of a $10,000 Investment Over Time
      Based on a hypothetical investment made in the CALAMOS Growth Fund-C Shares from 9/3/96 through 3/31/97. Returns are adjusted for load.
           Past performance is not an indication of future results.

CALAMOS GROWTH FUND-C/shrs      GROWTH FUND        S&P 500
1996-3                            $10,000          $10,000
1996-4                            $11,223          $10,846
1997-1                            $10,429          $11,137


                Growth of a $10,000 Investment Since Inception
     Based on a hypothetical investment made in the CALAMOS Global Growth and Income Fund-A from 9/9/96 through 3/31/97. Returns are adjusted for load. Past performance is not an indication of future results.

GLOBAL GROWTH & INCOME-A      GLB GROWTH & INCOME      MSCI WORLD
1996-3                              $ 9,525             $10,000
1996-4                              $10,041             $10,881
1997-1                              $10,289             $10,924

                Growth of a $10,000 Investment Since Inception
     Based on a hypothetical investment made in the CALAMOS Global Growth and Income Fund-C from 9/24/96 through 3/31/97. Returns are adjusted for load. Past performance is not an indication of future results.

Global Growth & Income-C/shrs   Glb Growth &       MSCI World

1996-3                            $10,000            $10,000
1996-4                            $10,543            $10,469
1997-1                            $10,656            $10,511

CALAMOS FAMILY OF FUNDS

STANDARDIZED PERFORMANCE

                          Total Return            Average Annual Total Return
                          ------------- -----------------------------------------------
                             1 Year        5 Years      10 Years      Since Inception
                          ------------- ------------- ------------- -------------------
  Convertible Fund
    A Shares--
     Inception: 6/21/85   12.94%  7.59% 12.47% 11.39%  9.78%  9.25% 11.17%    10.71%
    C Shares--
     Inception: 7/5/96     NA     NA     NA     NA     NA     NA    11.12%/1/  NA
  Growth and Income Fund
    A Shares--
     Inception: 9/22/88   12.86%  7.49% 13.34% 12.25%  NA     NA    13.60%    12.95%
    C Shares--
     Inception: 8/5/96     NA     NA     NA     NA     NA     NA    10.83%/1/  NA
  Strategic Income Fund
    A Shares--
     Inception: 9/4/90     7.42%  2.34%  7.26%  6.21%  NA     NA     8.59%     7.79%
  Growth Fund
    A Shares--
     Inception: 9/4/90    19.08% 13.46% 11.04%  9.97%  NA     NA    14.77%    13.92%
    C Shares--
     Inception: 9/3/96     NA     NA     NA     NA     NA     NA     5.35%/1/  NA
  Global Growth and
   Income Fund
    A Shares--
     Inception: 9/9/96     NA     NA     NA     NA     NA     NA     8.04%/1/  2.89%/1/
    C Shares--
     Inception: 9/24/96    NA     NA     NA     NA     NA     NA     7.64%/1/  NA



This chart provides performance return numbers for the five Funds and shows both non-load-adjusted and load-adjusted returns, taking into consideration the maximum 4.75% sales charge on A shares. Total return and average annual total return performance measure net investment income and capital gain or loss from portfolio investments and reflect changes in share price, reinvestment of income and capital gain distributions. Returns for periods of less than one year are not annualized.

Performance has not been adjusted for the sales charge in the UNSHADED area of the chart.
Performance has been adjusted for the 4.75% sales charge in the SHADED area of the chart.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

/1/Total return is not annualized.

PORTFOLIO TRANSACTIONS

Consistent with the Trust's policy of obtaining best price and execution on portfolio transactions, the trustees have determined that portfolio transactions for a Fund may be executed through CFS if, in the judgment of the Adviser, the use of CFS is likely to result in a combination of net price and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions, CFS charges the Fund commission rates consistent with those charged by CFS to comparable unaffiliated customers in similar transactions.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable combination of net price and execution available and such other policies as the trustees may determine, the Adviser may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for that Fund.

THE TRUST AND ITS SHARES

Each Fund is a series of Calamos Investment Trust (the "Trust"), which was organized as a Massachusetts business trust on December 21, 1987 and is an open-end diversified management investment company. Prior to June 23, 1997 the name of the Trust was CFS Investment Trust. Growth and Income Fund was named "Calamos Small/Mid Cap Convertible Fund" prior to April 29, 1994.

SHARES

Under the terms of the Agreement and Declaration of Trust, the trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees and the trustees may divide the shares of any series into two or more classes of shares of that series. Currently the Trust has five series in operation, and each series offers three classes of shares (Class A, Class C and Class I). All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

Class I shares of the Funds, which are offered only with a minimum initial investment of $5 million, do not bear any sales, marketing or distribution expenses. In the future, the board of trustees may authorize the issuance of shares of additional series and additional classes of shares of any series. Different classes of shares of a single series may bear different sales charges and other expenses which may affect their relative performance. Information regarding other classes of shares may be obtained by calling the Distributor at the telephone number shown on the back cover page of this prospectus or from any institution that makes available shares of the Funds.

Each Fund's shares are entitled to participate pro rata in any dividends and other distributions declared by the Trust's board of trustees with respect to shares of the Fund. All shares of a Fund have equal rights in the event of liquidation of the Fund.

Under Massachusetts law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust's obligations. However, the Trust's Declaration of Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of a Fund, which are binding only on the assets and property of the Fund. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of a Fund's assets of all losses and expenses of any Fund shareholder held personally liable for the Fund's obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself is unable to meet its obligations.

VOTING RIGHTS

Each share has one vote and fractional shares have fractional votes. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory agreement. On any matters submitted to a vote of shareholders, shares are voted by individual series or class and not in the aggregate, except when voting in the aggregate is required by the 1940 Act or other applicable law. Shares of a Fund are not entitled to vote on any matter not affecting that Fund. All shares of the Trust vote together in the election of trustees.

CERTAIN SHAREHOLDERS

At May 31, 1997, John P. Calamos had the power to vote and dispose of 206,908 shares (50.2%) of Growth Fund. Of these shares, 85,442 shares (20.8%) were held by CFS 401(k) Profit Sharing Plan and Trust, of which Mr. Calamos is trustee and in which Mr. Calamos and other employees of Calamos Financial Services, Inc. and Calamos Asset Management, Inc. are participants. No other person is known to own beneficially 25% or more of any Fund. Under the 1940 Act, a holder of more than 25% of a Fund's outstanding shares is presumed to control the Fund. The address of Mr. John Calamos is 1111 East Warrenville Road, Naperville, Illinois 60563-1493.

SHAREHOLDER INQUIRIES

Inquiries regarding the Funds may be directed to the address or telephone numbers on the cover of this prospectus.

APPENDIX--DESCRIPTION OF BOND RATINGS

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Funds' investment adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

MOODY'S RATINGS

AAA--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

AA--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P RATINGS

AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Key Features...............................................................   2
Expenses...................................................................   3
Financial Highlights.......................................................   5
Investment Objectives and Policies.........................................  14
Common Investment Practices................................................  15
Risk of Investment.........................................................  22
Investment Restrictions....................................................  22
How to Purchase Shares.....................................................  23
How to Redeem Shares.......................................................  27
Shareholder Services.......................................................  28
Dividends and Distributions................................................  29
Taxes......................................................................  29
Management of the Funds....................................................  29
Performance Information....................................................  31
Portfolio Transactions.....................................................  36
The Trust and Its Shares...................................................  36
Appendix--Description of Bond Ratings......................................  37

INVESTMENT ADVISER AND
TRANSFER AGENT:
Calamos Asset Management, Inc.(R)
1111 East Warrenville Road
Naperville, Illinois 60563-1493
DISTRIBUTOR:
Calamos Financial Services, Inc.(R)
1111 East Warrenville Road
Naperville, Illinois 60563-1493
COUNSEL:
Bell, Boyd & Lloyd
Chicago, Illinois
INDEPENDENT AUDITORS:
Ernst & Young LLP
Chicago, Illinois

NO DEALER, SALESMAN OR ANY OTHER PERSON IS AUTHORIZED, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, TO ACT AS AGENT FOR CALAMOS INVESTMENT TRUST, NOR IS ANY PERSON AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REP-RESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN SUPPLEMENTARY INFORMATION OR IN SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY CALAMOS INVESTMENT TRUST, AND NO PERSON IS ENTITLED TO RELY UPON ANY INFORMATION OR REPRESENTATION NOT CON-TAINED HEREIN OR THEREIN. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                      CALAMOS FAMILY OF FUNDS(R)

                                                                CONVERTIBLE FUND

                                                          GROWTH AND INCOME FUND

                                                           STRATEGIC INCOME FUND

                                                                     GROWTH FUND

                                                   GLOBAL GROWTH AND INCOME FUND

                                                                      PROSPECTUS

                                                                   JUNE 24, 1997


                                                      1111 EAST WARRENVILLE ROAD
                                                 NAPERVILLE, ILLINOIS 60563-1493
                                                                  (630) 245-7200
                                                                  (800) 823-7386

Prospectus                                                      June 24, 1997

                          CALAMOS FAMILY OF FUNDS/(R)/

                              Institutional Shares

--------------------------------------------------------------------------------
Convertible Fund             Seeks current income.  Growth is a secondary
                             objective that the Fund also considers when
                             consistent with its objective of current income.
--------------------------------------------------------------------------------
Growth and Income Fund       Seeks high long-term total return through capital
                             appreciation and current income derived from a
                             diversified portfolio of convertible, equity and
                             fixed-income securities.
--------------------------------------------------------------------------------
Strategic Income Fund        Seeks high current income consistent with
                             stability of principal, primarily through
                             investment in convertible securities and employing
                             short selling to enhance income and hedge against
                             market risk.
--------------------------------------------------------------------------------
Growth Fund                  Seeks long-term capital growth.
--------------------------------------------------------------------------------
Global Growth and            Seeks high long-term total return through capital
   Income Fund               appreciation and current income derived from a
                             globally diversified portfolio of convertible,
                             equity and fixed-income securities.
--------------------------------------------------------------------------------

                    Minimum initial investment:  $5 million

                         ----------------------------

Although each Fund is permitted to invest without limit in debt securities rated below investment grade, commonly known as "junk bonds," only Strategic Income Fund intends to invest as much as 35% or more of its net assets in such securities. Those securities entail greater risks, including default risks, than those found in higher rated securities. Investors should carefully consider those risks before investing. See "Debt Securities."

This prospectus contains information you should know before investing in the funds. Please read it carefully and retain it for future reference. A statement of additional information dated the date of this prospectus and containing more detailed information about the funds has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The statement of additional information and the most recent financial statements are available without charge at the address and telephone numbers set forth above.

Shares of the Funds are neither insured nor guaranteed by the U.S. Government or any government agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

KEY FEATURES

INVESTMENT OBJECTIVES

The investment objectives of the Funds are stated on the cover of this prospectus. There can be no assurance that a Fund will achieve its investment objective.

INVESTMENT RISKS
The Funds are designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking high current income or long-term capital appreciation through investments in securities. The Funds' investments in debt securities rated below investment grade, foreign securities and options and futures, and use of short sales also present risks. The Funds may have high portfolio turnover. See "Common Investment Practices" and "Risk of Investment" for a more complete description of the risks of investing in each of the Funds.

DIVIDENDS AND CAPITAL GAINS
Growth Fund pays income dividends annually. Each other Fund pays income dividends quarterly. Capital gains, if any, are distributed by each Fund at least annually. Distributions are automatically reinvested in additional shares at net asset value unless payment in cash is requested. See "Dividends and Distributions."

PURCHASES AND REDEMPTIONS
Class I shares of each Fund (referred to in this prospectus as "Institutional Shares") are offered without any sales charge and are not subject to any 12b-1 charges. Each Fund also offers shares of two other classes of shares that bear certain expenses not borne by the Institutional Shares.

Each class of shares of a Fund represents interests in the same portfolio of investments of the Fund. The minimum initial investment in Institutional Shares is $5 million. Shares are redeemable at net asset value, which may be more or less than original cost. See "How to Purchase Shares" and "How to Redeem Shares."

INVESTMENT ADVISER
Calamos Asset Management, Inc./(R)/
("CAM" or the "Adviser").

DISTRIBUTOR
Calamos Financial Services, Inc./(R)/
("CFS" or the "Distributor").

EXPENSES

The following tables show certain information concerning shareholder transaction expenses and projected annual fund operating expenses for Institutional Shares of the Funds:


                                                                                                                      Global
                                                                     Growth and        Strategic                    Growth and
                                                 Convertible           Income           Income         Growth         Income
                                                     Fund               Fund             Fund           Fund           Fund
                                                 ----------          ----------        ---------       ------       ----------
Shareholder Transaction Expenses
 Maximum sales charge on purchases
 (as a percentage of offering price)............     None               None             None           None           None
 Maximum sales charge on reinvested
 dividends......................................     None               None             None           None           None
 Deferred sales  charge.........................     None               None             None           None           None
 Exchange fee...................................     None               None             None           None           None
 Redemption fees (b)............................     None               None             None           None           None
Annual Fund Operating Expenses
  (as a percentage of average net assets)
 Management fees................................     .75%               .75%             .75%          1.00%          1.00%
 12b-1 fees.....................................     None               None             None           None           None
 Other expenses (after expense reimbursement)...      .25              .75 (a)          .75 (a)        .50 (a)        .50 (a)
                                                     ----              ------           ------         ------         ------
 Total Fund operating expenses
     (after expense reimbursement)..............    1.00%              1.50%            1.50%          1.50%          1.50%

------------------
(a) Because Global Growth and Income Fund is newly organized, its "Other expenses" reflect an estimate. The Adviser has voluntarily undertaken to limit the annual ordinary operating expenses of Institutional Shares of each Fund, as a percentage of the average net assets of the class, to 1.50%, and the percentages shown for "Other expenses" take into account expected expense reimbursements. Absent that limitation, the "Other expenses" and "Total Fund operating expenses," respectively, for Institutional Shares of the Funds other than Convertible Fund would be .85% and 1.60% for Growth and Income Fund; 3.85% and 4.60% for Strategic Income Fund; 1.20% and 2.20% for Growth Fund; and 2.30% and 3.30% for Global Growth and Income Fund. See "Management of the Funds - The Adviser." Each Fund may incur expenses for dividends paid on short positions that are not subject to the Adviser's expense limitation and that are not included in "Other expenses." Only Strategic Income Fund had such expenses, which amounted to .10% of average net assets.

(b) A service charge of $15 is deducted from proceeds of redemption paid by wire.

EXAMPLES

You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return as required by the Securities and Exchange Commission for purposes of this example and (2) redemption at the end of each time period:

                                 One      Three   Five    Ten
                                 Year     Years   Years  Years
                                 ----     -----   -----  -----
Convertible Fund                 $10      $32     $55    $122
Growth and Income Fund            15       47      82     179
Strategic Income Fund             16       50      87     190
Growth Fund                       15       47      82     179
Global Growth and Income Fund     15       47     N/A     N/A

The purpose of these tables and the examples is to assist you in understanding the various costs and expenses that an investor in a Fund bears, directly or indirectly. The examples assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same through each of the periods, all income dividends and capital gains distributions are reinvested in additional shares of the Funds, and each Fund's net assets remain constant.

The examples should not be considered a representation of past or future expenses; the actual expenses of the Funds and the annual rates of return may be greater or less than those shown. Although information such as that shown in the example is useful in reviewing the expenses of the Funds and in providing a basis for comparison of those expenses with the expenses of other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

            ------------------------------------------------------

FINANCIAL HIGHLIGHTS

Institutional Shares of the Funds have not previously been offered. However, the Funds' annual report, which may be obtained from the Trust upon request at no charge, contains financial and performance information for the Class A shares and Class C shares of the Funds.

INVESTMENT OBJECTIVES AND POLICIES

Each Fund has a different investment objective and may invest in different securities. The Funds differ principally in (i) the relative importance each places on growth potential and current income as considerations in selecting investments, and (ii) the types of securities selected for investment.

The investment objectives of a Fund may not be changed without the approval of a "majority of the outstanding" shares of that Fund, as defined in the Investment Company Act of 1940. There can be no assurance that a Fund will achieve its objectives.

CONVERTIBLE FUND

Convertible Fund seeks current income. Growth is a secondary objective that the Fund also considers when consistent with its objective of current income.

The Fund invests in a diversified portfolio of convertible securities, primarily convertible bonds and convertible preferred stocks. See "Common Investment Practices - Convertible Securities."

A significant portion of the Fund's portfolio ordinarily is invested in a number of long-term core positions, selected on the basis of the investment adviser's assessment of the long-term value of an investment in that issuer. The Fund's investments are concentrated in investment grade securities, and the Fund expects to maintain, over the long-term, an average credit quality of BBB or better. However, debt securities acquired by the Fund may be unrated or may be rated below investment grade, which would present increased risk. See "Common Investment Practices - Debt Securities" for more information, including an analysis of the Fund's past investments in debt securities.

The Fund is substantially invested in convertible securities, including synthetic convertible securities, under normal market conditions. See "Common Investment Practices - Convertible Securities." At least 65% of the Fund's assets ordinarily is invested in "true" convertibles. Any portion of the Fund's assets not invested in convertible securities as described above may be invested in non-convertible equity and fixed-income securities, and other securities as described under "Common Investment Practices."

GROWTH AND INCOME FUND

Growth and Income Fund seeks high long-term total return through capital appreciation and current income. Under normal market conditions the Fund invests at least 65% of its total assets in a diversified portfolio of convertible, equity and fixed-income securities, with equal emphasis on capital appreciation and current income. See "Common Investment Practices - Convertible Securities." The Fund's assets not invested in convertible securities are invested in common stocks that, in the judgment of the investment adviser, provide opportunities for long-term capital appreciation, or in other securities as described under "Common Investment Practices."

The Fund generally invests in smaller and medium-sized companies, the securities of which tend to be more volatile and less liquid than the securities of larger companies. The debt securities of smaller and medium-sized companies also are less likely to be rated investment grade, and so the debt securities acquired by the Fund may be unrated or rated below investment grade, which would present increased risk. See "Common Investment Practices - Debt Securities" for more information, including an analysis of the Fund's past investment in debt securities.

STRATEGIC INCOME FUND

Strategic Income Fund seeks high current income consistent with stability of principal, primarily through investment in convertible securities and employing short selling to enhance income and hedge against market risk. Under normal market conditions, the Fund will invest at least 65% of its assets in income-producing securities. In furtherance of its objective, the Fund may also write covered call options and purchase put options and invest in other types of securities. See "Common Investment Practices."

Any assets of the Fund not invested in convertible securities, common stock received upon conversion or exchange of convertible securities, or in short sales with respect to portfolio securities may be invested in other securities including non-convertible equity and debt securities, options, warrants, securities of the U.S. Government, its agencies and instrumentalities, repurchase agreements and money market instruments.

GROWTH FUND

Growth Fund seeks long-term capital growth.

In pursuing Growth Fund's investment objective, the Adviser seeks out securities that, in its opinion, are undervalued and offer above-average potential for earnings growth. The selection process emphasizes earnings growth potential coupled with financial strength and stability. The Adviser performs its own fundamental analysis, in addition to depending upon recognized rating agencies and other sources. The portfolio may include securities of well-established companies with large market capitalizations as well as small, unseasoned companies. The Fund will not invest more than 5% of its assets in the securities of unseasoned issuers.

The Adviser anticipates that common stocks will generally afford the best opportunities for capital growth. However, the Fund may invest in securities convertible into common stock, preferred stocks, and obligations such as bonds, debentures and notes that, in the opinion of the Adviser, present opportunities for capital appreciation. The percentages of Fund assets invested in various types of securities will vary in accordance with the judgment of the Adviser. There are no limitations on the amount of the Fund's assets that may be allocated to the various types of securities, or on the ratings of debt securities acquired by the Fund. The Fund may also hold cash and cash equivalents and may invest in other types of securities as described under "Common Investment Practices."

GLOBAL GROWTH AND INCOME FUND

Global Growth and Income Fund seeks high long-term total return through capital appreciation and current income. Under normal market conditions the Fund invests at least 65% of its total assets in a globally diversified portfolio of convertible, equity and fixed-income securities with equal emphasis on capital appreciation and current income. Normally the Fund invests in the securities markets of at least three countries, which may include the United States.

The Fund generally invests in securities of companies that are medium-sized and larger relative to the securities markets of the countries in which those securities are traded. A significant portion of its assets will be invested in securities of foreign issuers, which may be more volatile and less liquid than the securities of United States companies. See "Common Investment Practices - Foreign Securities" for more information.

The Fund's convertible and fixed-income investments are concentrated in investment grade securities, and the Fund expects to maintain, over the long term, an average credit quality of BBB or better or, in the case of unrated securities, of comparable quality as determined by the Adviser. The debt securities of foreign issuers are less likely to be rated by United States rating agencies.

Common Investment Practices

GENERAL

In selecting portfolio securities for a Fund, including unrated securities, the investment adviser performs its own credit analysis in addition to considering evaluations by recognized rating agencies and other sources, giving consideration to, among other things, the issuer's financial soundness, its anticipated cash flow, interest and dividend coverage, asset coverage, sinking fund provisions, responsiveness to changes in interest rates, business conditions, and liquidation value relative to the market price of the security. Securities received by a Fund upon conversion or exercise of warrants and securities remaining upon the breakup of units or detachments of warrants may be retained to permit orderly disposition or to establish long-term holding periods for federal income tax purposes. Occasionally securities may be purchased on a when-issued or delayed-delivery basis.

DEBT SECURITIES

In pursuing its investment objectives, each Fund may invest in convertible and non-convertible debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds") and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular ratings category, except that no Fund will acquire a security rated below C.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities, in which Strategic Income Fund intends to invest as much as 35% or more of its assets, are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Achievement by each Fund of its investment objectives will be more dependent on the Adviser's credit analysis than would be the case if the Fund were investing in higher-quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See "Net Asset Value." The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

The table below shows the percentages of net assets (on a dollar-weighted monthly average basis) invested in debt securities in each ratings category during the year ended

March 31, 1997 for each Fund other than Growth Fund, which did not invest in debt securities rated below investment grade during that period.

                               Growth                 Global
                                 and    Strategic   Growth and
    Rating       Convertible   Income     Income      Income
   Category          Fund       Fund       Fund        Fund
---------------  ------------  -------  ----------  ----------
 U.S. Govt.         0.15%      17%          0%           8
    AAA               -         0           0            0
     AA             0.03        2           0            0
     A              0.10        4           9            7
    BBB             0.15       11          24           12
     BB             0.03        7           6            0
     B              0.03       10          32            1
    CCC               -         0           0            0
 not rated          0.07        3           9           12

The percentages in the table are based upon ratings by S&P, or by Moody's if the security was not rated by S&P. A description of the ratings used by S&P and Moody's is included as an appendix to this prospectus.

CONVERTIBLE SECURITIES

Although each Fund may invest in convertible securities, only Convertible Fund has a policy of investing at least 65% of its assets in convertible securities under normal circumstances. Growth and Income Fund and Strategic Income Fund expect that a significant portion of their respective assets will be invested in convertible securities, but there is no minimum percentage of their assets that will be so invested.

The Adviser believes that the characteristics of convertible securities make them appropriate investments for the Funds. These characteristics include: the potential for capital appreciation as the value of the underlying common stock increases; the relatively high yield received from dividend or interest payments as compared to common stock dividends; and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.

Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to holders of similar non-convertible securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

"Synthetic" convertible securities, for purposes of this prospectus, are created by combining separate securities which possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed-income component") and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in non-convertible fixed-income securities such as non-convertible bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants, exchange or NASDAQ listed call options, or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are not considered convertible securities for purposes of the policies of Convertible Fund and Growth and Income Fund to normally invest at least 65% of total assets in convertible securities.

The synthetic convertible security differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible security is composed of two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible security and a true convertible security will respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the true convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when management believes that such a combination would better promote a Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately.

For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

FOREIGN SECURITIES

Global Growth and Income Fund may invest all of its assets, and each other Fund may invest up to 25% of its net assets, in securities of foreign issuers that are not publicly traded in the United States ("foreign securities"). For this purpose, foreign securities do not include securities represented by American Depository Receipts (ADRs) or securities guaranteed by a United States person.

International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. Many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in those countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue.

You should understand and consider carefully the greater risks involved in investing internationally. Investing in securities of non-U.S. issuers, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve both opportunities and risks not typically associated with investing in U.S. securities. These include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

Although the Funds try to invest in companies and governments of countries having stable political environments, there is the possibility of restriction of foreign investment, expropriation of assets, or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in those countries.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

Any Fund may invest in ADRs that are not sponsored by the issuer of the underlying security. To the extent it does so, the Fund would probably bear its proportionate share of the expenses of the depository and might have greater difficulty in receiving copies of the issuer's shareholder communications than would be the case with a sponsored ADR.

When a Fund enters into a contract for the purchase or sale of a foreign portfolio security, it usually is required to settle the purchase transaction in the relevant foreign currency or receive the proceeds of the sale in that currency. In either event, the Fund is obliged to acquire or dispose of an appropriate amount of foreign currency by selling or buying an equivalent amount of U.S. dollars. The Fund may wish to "lock-in" the U.S. dollar value of a transaction at or near the time of the purchase or sale of the foreign portfolio security at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the security is denominated. The Fund may accomplish such "transaction hedging" by purchasing or selling such foreign currencies on a "spot" (i.e., cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at a specified date or at any time within a specified time period. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Similar transactions may be entered into by using other currencies if the Fund seeks to move investments denominated in one currency to investments denominated in another.

When a Fund invests in foreign securities, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in U.S. dollars is subject to fluctuations in the exchange rate between the foreign currencies and the U.S. dollar. When, in the opinion of the Adviser, it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the U.S. dollar value of the portfolio, the Fund may enter into a forward currency exchange contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) by which the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. This technique is known as "currency hedging" and, by locking in a rate of exchange, is intended to moderate or reduce the risk of change in the U.S. dollar value of the Fund's portfolio only during the period of the forward contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio securities or prevent loss if the price of such securities should decline. In addition, such forward foreign currency exchange contracts will diminish the benefit of the appreciation in the U.S. dollar value of that foreign currency. For further information on forward foreign currency exchange transactions, see the Statement of Additional Information.

At March 31, 1997, Global Growth and Income Fund had invested 17% of its net assets in foreign securities. No other Fund had as much as 1% of its net assets so invested.

WARRANTS

Each Fund may invest up to 5% of the value of its net assets at the time of purchase in warrants (not including those acquired in units or attached to other securities), including up to 2% of its net assets in warrants the underlying common stock of which is not listed on the New York or American stock exchange or, in the case of Global Growth and Income Fund, a recognized foreign exchange. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to twenty years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may tend to be greater than the percentage increase or decrease in the value of the underlying common stock.

OPTIONS AND FUTURES

Consistent with its objective, each Fund may purchase and write both call options and put options on securities and on indexes, and may enter into interest rate and index futures contracts and options on such futures contracts ("derivative products") in order to provide additional revenue, or to hedge against changes in security prices or interest rates. Each Fund will limit its use of futures contracts and options on futures contracts to hedging transactions to the extent required to do so by regulatory agencies.

An option on a security (or index) is a contract that gives the holder, in return for a premium, the right to buy (call) from or sell (put) to the option seller (writer) the security (or the cash value of the index) underlying the option at a designated price during the term of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund may write a call or put option only if the option is covered.

There are several risks associated with the use of derivative products. As the writer of a covered call option, a Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the call price. Because of low margin deposits required, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit. Since there can be no assurance that a liquid market will exist when a Fund seeks to close out a derivative product position, these risks may become magnified. Because of these and other risks, successful use of derivative products depends on the Adviser's ability to predict correctly changes in the level and the direction of stock prices, interest rates and other market factors, but even a well-conceived transaction may be unsuccessful because of an imperfect correlation between the securities and derivative product markets. For a more complete explanation, please refer to the Statement of Additional Information.

SHORT SALES

Each Fund may attempt to hedge against market risk and enhance income by: (1) entering into short sales of securities that it currently has the right to acquire, without payment of any further consideration, through the conversion or exchange of other securities that it owns or, to a lesser extent, entering into short sales of securities that it currently owns; and (2) entering into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales while the Fund's short positions remain open.

In addition, Strategic Income Fund may enter into short sales of securities that it currently has the right to acquire upon payment of additional consideration, for instance, upon exercise of any option or warrant. This technique would be used to hedge against market risk in connection with a synthetic convertible position in the same way selling short a true convertible security owned by a Fund would hedge against market risk. During the time such a short position is open, the Fund would maintain in a segregated account with the Fund's custodian, cash or U.S. Government securities in an amount such that the value of the segregated account, plus the value of any collateral required to be deposited with the broker in connection with the short sale, (i) will equal the current market value of the securities sold short and (ii) will not be less than the market value of the securities at the time they were sold short. Strategic Income Fund will conduct its short sales so that no more than 10% of the net assets of the Fund, when added together, will be (i) deposited with brokers as collateral, and (ii) allocated to segregated accounts in connection with short sales, at any time.

Short sales and short sales against the box may protect the Funds against the risk of losses in the value of their portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Short sale transactions involve certain risks. In particular, the variable degree of correlation between the price movements of the convertible securities (or portion of the synthetic convertible) and the price movements of the underlying common stock being sold short creates the possibility that losses on the short sale hedge position may be greater than gains in the value of the portfolio securities being hedged. In addition, to the extent that a Fund pays a conversion premium for a convertible security, the Fund is generally unable to protect against a loss of such premium by entering into a short sale hedge. In determining the number of shares to be sold short against the Fund's position in the convertible securities, the anticipated fluctuation in the conversion premiums is considered. A Fund will also incur transaction costs in connection with short sales. Certain provisions of the Internal Revenue Code may limit the degree to which the Funds are able to enter into short sales, which limitations might impair a Fund's ability to achieve its investment objective. Please refer to the Statement of Additional Information for a more complete explanation.

LENDING PORTFOLIO SECURITIES

In order to generate additional income, each Fund may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets to brokers, dealers and financial institutions such as banks and trust companies for which it will receive collateral in cash, United States Government securities or irrevocable letters of credit that will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. Cash collateral will be invested in short-term securities, which will increase the current income of the Fund. Such loans will be terminable at any time. A Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and rights to interest or other distributions. A Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. The lending of portfolio securities exposes a Fund to the risk of failure by the borrower to return the securities involved in such transactions, in which event the Fund may incur a loss. In an effort to reduce that risk, the Adviser will monitor the creditworthiness of the firms to which the Funds lend portfolio securities.

TEMPORARY INVESTMENTS

Each Fund may make temporary investments without limitation when the Adviser determines that a defensive position is warranted. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and which are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and repurchase agreements. In a repurchase agreement, a Fund purchases a security and the seller (a bank or securities dealer) simultaneously agrees to repurchase the security at the same price plus an amount equal to an agreed-upon interest rate, on a specified date. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience delays in liquidating the underlying security and losses.

Risk of Investment

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Each Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with investments in securities. There can be no guarantee that a Fund will achieve its objective.

Each Fund diversifies its portfolio holdings to reduce risk. Although risk cannot be eliminated, diversification reduces the impact of any single investment. Certain risk factors may also be associated with the Funds' investment practices, including investing in debt securities rated below investment grade, short selling and investing in foreign securities. Risk factors specific to those practices are described under "Common Investment Practices."

Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. The turnover rate may vary significantly from year to year. The portfolio turnover rate of any Fund may be greater than 100%. The portfolio turnover rate of Global Growth and Income Fund is not expected to exceed 100% under normal circumstances. A higher rate of portfolio turnover may result in higher transaction costs and the realization of capital gains and losses. Please refer to the Statement of Additional Information for a more complete explanation.

Investment Restrictions

In pursuing its investment objective, a Fund will not:

1. As to 75% of its assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

2. Acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any issuer; or

3. Invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

These are fundamental restrictions that cannot be changed as to a Fund without the approval of a "majority of the outstanding" voting securities of that Fund, as defined in the Investment Company Act of 1940. All investment restrictions for the Funds are described in the Statement of Additional Information.

How to Purchase Shares

Shares of the Funds are sold by Calamos Financial Services, Inc. ("CFS"), the Funds' distributor, and may be purchased by check or wire sent to CFS. Shares may also be purchased through selected broker-dealers and banks that have signed agreements with CFS. The minimum initial investment by a shareholder in Institutional Shares is $5 million. Each Fund reserves the right to reject any order for the purchase of its shares in whole or in part, to suspend the sale of its shares to the public in response to conditions in the securities markets or otherwise or to reduce the minimum initial investment applicable to certain purchases. Each purchase of shares is confirmed by a written statement mailed to the shareholder, without issuance of share certificates.

OFFERING PRICE

Institutional Shares of each Fund are sold without any sales charge. When placing an order, you must specify that your order is for Institutional Shares.

PURCHASES THROUGH DEALERS

If a purchase order accompanied by payment is received by a dealer prior to the close of regular session trading on the New York Stock Exchange, the applicable offering price will be the offering price per share determined on the day the order is received by the dealer, provided the dealer conveys the order to CFS prior to 4:30 p.m., Chicago time, on that day. Orders received by dealers or CFS after such time will be effective on the next business day. Neither CFS nor the dealers are permitted to withhold placing orders to benefit themselves by a price change.

PURCHASES BY WIRE

You may also purchase shares by wiring funds from your bank. Please call the Funds at the numbers on the front cover of this prospectus for wiring instructions. The applicable offering price for a purchase by wire is the offering price per share next determined after receipt by the Fund of the wired funds. After you have wired funds, you must complete the application form and send it to CFS. A Fund will not honor redemption requests until the completed application has been received.

PURCHASES BY MAIL

You may also purchase shares of a Fund by sending to CFS a check payable to the Fund, along with information identifying you and your account number. An initial investment made by check must be accompanied by a completed application. All checks should be drawn on a U.S. bank in U.S. funds in order to avoid fees and delays. A charge may be imposed if any check submitted for investment does not clear.

PURCHASES BY EXCHANGE

You may purchase shares of a Fund by exchange of shares from another Fund, by exchange of shares of Money Market Portfolio, Government Securities Portfolio or Tax-Exempt Portfolio, each a portfolio of Cash Account Trust (such shares are referred to as "Cash Account Shares") either by mail or by instructing your broker-dealer or other sales agent, who will communicate your order to CAM. See "How to Redeem Shares - Redemption by Exchange." You may not make more than four exchanges from any Fund during any calendar year. No sales charge is imposed on purchases of Institutional Shares by exchange of Institutional Shares from another Fund or by exchange of Cash Account Shares provided the aggregate value of your Institutional Shares of all Funds is at least $5 million. Please review the information under "How to Redeem Shares - Redemption by Exchange."

NET ASSET VALUE

The net asset value of the shares of each Fund is determined as of the close of regular session trading on the New York Stock Exchange, currently 3:00 p.m. Chicago time, each day that exchange is open for trading by dividing the value of all of the securities and other assets of the Fund, less its liabilities, by the number of shares of the Fund outstanding.

Portfolio securities are valued on the basis of market valuation. Securities and other assets for which market values are not readily available are valued at a fair value as determined by a method the board of trustees believes represents a fair value. For a more complete explanation, please refer to the Statement of Additional Information.

How to Redeem Shares

Shares of the Funds will be redeemed at the respective net asset value next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for trading. Requests received after the time for computation of a Fund's net asset value for that day will be processed the next business day.

REDEMPTION BY MAIL

A written request for redemption (and an endorsed share certificate, if issued) must be received by the Fund's transfer agent, Calamos Asset Management, Inc. ("CAM"), to constitute a valid redemption request.

Your redemption request must:

1. specify the Fund and the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;

2.   be signed by all owners exactly as their names appear on the account; and

3. include a signature guarantee for each signature on the redemption request by CFS, by a securities firm that is a member of the New York Stock Exchange, or by a bank, savings bank, credit union, savings and loan association or other entity that is authorized by applicable state law to guarantee signatures.

In the case of shares held by a corporation, the redemption request must be signed in the name of the corporation by an officer whose title must be stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act may be required. In the case of a trust or partnership, the signature must include the name of the registered shareholder and the title of the person signing on its behalf. Under certain circumstances, before shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

REDEMPTION BY WIRE OR TELEPHONE

Broker-dealers or other sales agents may communicate redemption orders by wire or telephone to CAM. These firms may charge for their services in connection with your redemption request but neither the Funds nor CAM impose any such charges.

EXPEDITED REDEMPTION

Unless share certificates have been issued to you, you may have redemption proceeds of at least $5,000 wired directly to a domestic commercial bank account or brokerage account that you have previously designated. Normally, such payments will be transmitted no later than the second business day following receipt of your redemption request

(provided redemptions may be made under the general criteria set forth below). A $15 service charge for payment of redemption proceeds by wire will be deducted from the proceeds.

REDEMPTION BY EXCHANGE

You may redeem all or any portion of your shares of a Fund and use the proceeds to purchase shares of any of the other Funds or Cash Account Shares if your signed, properly completed application is on file. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. You may not make more than four exchanges from any Fund in any calendar year. Before exchanging into Cash Account Shares, you should obtain the prospectus relating to those shares from the Adviser and read it carefully. The exchange privilege is not an offering or recommendation of Cash Account Shares. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the fund being purchased. An exchange may be made by following the redemption procedure described above under "Redemption by Mail" and indicating the fund to be purchased, except that a signature guarantee normally is not required. An exchange may also be made by instructing your broker-dealer or other sales agent, who will communicate your instruction to CAM. No sales charge is imposed on purchases by exchange.

GENERAL

A check for proceeds of a redemption will not be released until the check used to purchase the shares has been collected, which is usually no more than 15 days after purchase. You may avoid this delay by purchasing shares in such a way that the Fund receives immediate payment for your purchase, such as by wire transfer of funds or payment by a certified or cashier's check. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. Each Fund reserves the right upon 30 days' written notice to involuntarily redeem, at net asset value, the shares of any shareholder whose Institutional Class Shares of all Funds have an aggregate value of less than $5 million, unless the reduction in value to less than $5 million was the result of market fluctuation.

Please telephone the Funds if you have any questions about requirements for a redemption before submitting a request. You may not cancel or revoke your redemption request once your instructions have been received and accepted.

Shareholder Services

SHAREHOLDER ACCOUNTS

Each shareholder of a Fund receives quarterly account statements showing transactions in shares of the Fund and with a balance denominated in Fund shares. A confirmation will be sent to the shareholder upon purchase, redemption, dividend reinvestment, or change of shareholder address.

SYSTEMATIC WITHDRAWAL PLAN

You may request that a Fund periodically redeem Institutional Shares having a specified redemption value and send you a check for the proceeds. Withdrawal proceeds are likely to exceed dividends and distributions paid on shares in your account and therefore may deplete and eventually exhaust your account. The periodic payments are proceeds of redemption and are taxable as such.

EXCHANGE PRIVILEGE

You may exchange shares of any Fund for shares of another Fund or for Cash Account Shares or exchange Cash Account Shares for shares of a Fund, without payment of any sales charge as described above under "How to Purchase Shares - Purchase by Exchange" and "How to Redeem Shares - Redemption by Exchange."

Dividends and Distributions

Shareholders may receive two kinds of distributions from a Fund: dividends and capital gains distributions. All dividends and capital gains distributions are paid in the form of additional shares of the same class credited to your account at the net asset value per share next computed after the dividend or distribution is payable to shareholders (without a sales charge) unless you requested on the account application or in writing that distributions be made in cash. Convertible Fund, Growth and Income Fund, Strategic Income Fund and Global Growth and Income Fund declare and pay dividends from net investment income quarterly; Growth Fund declares dividends annually. Net realized long-term capital gains, if any, are paid to shareholders by each Fund at least annually.

If two consecutive dividend checks from a Fund are returned as undeliverable, undelivered dividends will be invested in additional shares of that Fund at the current net asset value and the account will be designated as a dividend reinvestment account.

Taxes

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and thus not be subject to federal income taxes on amounts it distributes to shareholders.

You may realize a capital gain or capital loss when you redeem (sell) shares. The federal tax treatment will depend, of course, on how long you owned the shares and on your individual tax position. You may be subject to state and local taxes on your investment in a Fund, depending on the laws of your home state and locality.

Dividends and distributions paid by a Fund are subject to taxation as of the date of payment, except that distributions declared in October, November or December to shareholders of record in one of those months will be treated as received by shareholders on December 31 of the year in which they are declared, provided they are paid prior to February 1 of the next year.

Dividends from net investment income and capital gains distributions may be taxed to shareholders at different rates depending on their individual tax situations. You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to income taxation, you will not be required to pay tax on amounts distributed to you.

Each Fund is required by law to withhold federal income tax from reportable payments (which may include redemptions, capital gains distributions and other taxable distributions, if any) paid to any non-exempt shareholder who has failed to certify to the

Fund that the social security or taxpayer identification number provided to the Fund is correct and that the shareholder is not subject to backup withholding.

Please refer to the Statement of Additional Information for a more complete explanation.

Management of the Funds

THE TRUSTEES

The board of trustees of CFS Investment Trust has overall responsibility for the conduct of the affairs of the Trust. The trustees serve indefinite terms of unlimited duration. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after any such appointment, have been elected by the shareholders. Shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of two-thirds of the Trust's outstanding shares. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees.

THE ADVISER

Each Fund's investments are managed by its investment adviser, Calamos Asset Management, Inc. ("CAM"). At March 31, 1997, CAM managed approximately $1.9 billion in assets of individuals and institutions. CAM is controlled by John P. Calamos, who has been engaged in the investment advisory business since 1977. Mr. Calamos is also the controlling shareholder of CFS, the distributor of the Funds.

Subject to the overall authority of the board of trustees, CAM furnishes continuous investment supervision and management to each Fund under a management agreement and also furnishes office space, equipment and management personnel. For these services each Fund pays CAM a fee based on average daily net assets that is accrued daily and paid monthly. The fee paid by Growth Fund is at the annual rate of 1% of the first $150 million of average net assets and .75% of average net assets in excess of $150 million. The fee paid by Global Growth and Income Fund is at the annual rate of 1% of average net assets. The fee paid by each other Fund is at the annual rate of .75% of the first $150 million of average net assets and .50% of average net assets in excess of $150 million. CAM also acts as transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement.

The management agreement also provides that the total ordinary expenses of a Fund (exclusive of taxes, interest, extraordinary litigation expenses and brokers' commissions and other charges relating to the purchase and sale of securities but including fees paid to CAM and fees paid pursuant to the Distribution Plan) shall not exceed the limits, if any, prescribed by any state in which shares of the Fund are being sold or are qualified for sale, and CAM has agreed to reimburse the Fund for any such expenses in excess of such limits. In addition, CAM has voluntarily undertaken to limit the annual ordinary operating expenses of shares of each Fund, as a percentage of the average net assets of the particular class of shares, to 1.5% for Institutional shares, to 2.00% for Class A shares and 2.50% for Class C shares through August 31, 1998. Subject to those expense limitations, each Fund pays all of its operating expenses not specifically assumed by CAM.

John P. Calamos and Nick P. Calamos are responsible for managing the portfolios of Convertible Fund, Growth and Income Fund and Global Growth and Income Fund; John P. Calamos and John P. Calamos, Jr. are primarily responsible for the day-to-day management of the portfolios of Strategic Income Fund and Growth Fund. During the past five years, John P. Calamos has been president and a trustee of the Trust and president of CAM and CFS; John P. Calamos, Jr. has been an employee of CAM; and Nick P. Calamos has been vice president of the Trust since 1992, a trustee of the Trust since 1997 and a managing director of CAM and CFS.

PERFORMANCE INFORMATION

Information about the performance of each Fund is contained in the Funds' annual report, which may be obtained from the Trust upon request at no charge.

Each Fund may provide information about the investment performance of its classes of shares from time to time in advertisements, sales literature and otherwise. Convertible Fund, Growth and Income Fund and Strategic Income Fund may quote "yield," an annualized figure based on the amount of net investment income per share (a hypothetical figure defined by SEC rules) earned during a 30-day period, divided by the public offering price per share on the last day of the period. Each Fund may advertise its "Total Return" for each class of shares. Total Return for a class of shares of a Fund for a period is the percentage change in value during a period of an investment in those shares, including the value of all shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period. All of these calculations assume the reinvestment of dividends and distributions in additional shares of the same class. Income taxes payable by a shareholder are not taken into account. Please refer to the Statement of Additional Information for a more complete explanation.

In advertising and sales literature, a Fund's performance may be compared with that of market indices and other mutual funds, comparative performance as computed in a ranking determined by Lipper Analytical Services, Inc., an independent service that monitors the performance of over 1,000 mutual funds, or that of another service.

Performance of a Fund will vary from time to time, and past results are not necessarily indicative of future results. Performance information supplied by a Fund may not provide a basis for comparison with other investments using different reinvestment assumptions or time periods.

PORTFOLIO TRANSACTIONS

Consistent with the Trust's policy of obtaining best price and execution on portfolio transactions, the trustees have determined that portfolio transactions for a Fund may be executed through CFS if, in the judgment of the Adviser, the use of CFS is likely to result in a combination of net price and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions,

CFS charges the Fund commission rates consistent with those charged by CFS to comparable unaffiliated customers in similar transactions.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable combination of net price and execution available and such other policies as the trustees may determine, the Adviser may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for that Fund.

The Trust and Its Shares

Each Fund is a series of Calamos Investment Trust (the "Trust"), which was organized as a Massachusetts business trust on December 21, 1987 and is an open-end diversified management investment company. Prior to June 23, 1997 the name of the Trust was CFS Investment Trust. Growth and Income Fund was named "Calamos Small/Mid Cap Convertible Fund" prior to April 29, 1994.

SHARES

Under the terms of the Agreement and Declaration of Trust, the trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees and the trustees may divide the shares of any series into two or more classes of shares of that series. Currently the Trust has five series in operation, and each series offers three classes of shares (Class A, Class C and Class I). All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

Class A shares of each Fund are offered at net asset value plus a sales charge of up to 4.75% of the offering price and are subject to an annual .25% service fee and a .25% distribution fee. Class C shares of each Fund are offered at net asset value without an initial or contingent deferred sales charge if held for at least one year but are subject to an annual .25% service fee and a .75% distribution fee and, in the case of shares redeemed within one year, a 1% contingent deferred sales charge. In the future, the board of trustees may authorize the issuance of shares of additional series and additional classes of shares of any series. Different classes of shares of a single series may bear different sales charges and other expenses which may affect their relative performance. Information regarding other classes of shares may be obtained by calling the Distributor at the telephone number shown on the back cover page of this prospectus or from any institution that makes available shares of the Funds.

Each Fund's shares are entitled to participate pro rata in any dividends and other distributions declared by the Trust's board of trustees with respect to shares of the Fund. All shares of a Fund have equal rights in the event of liquidation of the Fund.

Under Massachusetts law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust's obligations. However, the Trust's Declaration of Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of a Fund, which are binding only on the assets and property of the Fund. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of a Fund's assets of all losses and expenses of any Fund shareholder held personally liable for the Fund's obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself is unable to meet its obligations.

VOTING RIGHTS
Each share has one vote and fractional shares have fractional votes. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory agreement. On any matters submitted to a vote of shareholders, shares are voted by individual series or class and not in the aggregate, except when voting in the aggregate is required by the 1940 Act or other applicable law. Shares of a Fund are not entitled to vote on any matter not affecting that Fund. All shares of the Trust vote together in the election of trustees.

CERTAIN SHAREHOLDERS

At May 31, 1997, John P. Calamos had the power to vote and dispose of 206,908 shares (50.2%) of Growth Fund. Of these shares, 85,442 shares (20.8%) were held by CFS 401 (k) Profit Sharing Plan and Trust, of which Mr. Calamos is trustee and in which Mr. Calamos and other employees of Calamos Financial Services, Inc. and Calamos Asset Management, Inc. are participants. No other person is known to own beneficially 25% or more of any Fund. Under the 1940 Act, a holder of more than 25% of a Fund's outstanding shares is presumed to control the Fund. The address of Mr. John Calamos is 1111 East Warrenville Road, Naperville, Illinois 60563-1493

SHAREHOLDER INQUIRIES

Inquiries regarding the Funds may be directed to the address or telephone numbers on the cover of this prospectus.

APPENDIX--DESCRIPTION OF BOND RATINGS

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Funds' investment adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

MOODY'S RATINGS

Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P Ratings

AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


Table of Contents
                                     Page
                                     ----
Key Features............................2
Expenses................................3
Financial Highlights....................4
Investment Objectives and Policies......4
Common Investment Practices.............6
Risk of Investment.....................15
Investment Restrictions................15
How to Purchase Shares.................15
How to Redeem Shares...................17
Shareholder Services...................18
Dividends and Distributions............19
Taxes..................................19
Management of the Funds................20
Performance Information................21
Portfolio Transactions.................21
The Trust and Its Shares...............22
Appendix--Description of Bond Ratings..23

INVESTMENT ADVISER AND
TRANSFER AGENT:
CALAMOS ASSET MANAGEMENT, INC./(R)/
1111 East Warrenville Road
Naperville, Illinois  60563-1493

DISTRIBUTOR:
CALAMOS FINANCIAL SERVICES, INC./(R)/
1111 East Warrenville Road
Naperville, Illinois  60563-1493

COUNSEL:
Bell, Boyd & Lloyd
Chicago, Illinois

INDEPENDENT AUDITORS:
Ernst & Young LLP
Chicago, Illinois

No dealer, salesman or any other person is authorized, in connection with the offer contained in this prospectus, to act as agent for Calamos Investment Trust, nor is any person authorized to give any information or to make any representations not contained in this prospectus or in supplementary information or in supplemental sales material authorized by Calamos Investment Trust, and no person is entitled to rely upon any information or representation not contained herein or therein. This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.



CALAMOS FAMILY OF FUNDS/(R)/

CONVERTIBLE FUND
GROWTH AND INCOME FUND
STRATEGIC INCOME FUND
GROWTH FUND
GLOBAL GROWTH AND INCOME FUND


PROSPECTUS


JUNE 24, 1997



  1111 EAST WARRENVILLE ROAD
NAPERVILLE, ILLINOIS  60563-1493
                 (630)  245-7200
(800)  823-7386

Statement of Additional Information                                June 24, 1997

                          CALAMOS FAMILY OF FUNDS(R)

Convertible Fund
Growth and Income Fund
Strategic Income Fund
Growth Fund
Global Growth and Income Fund
================================================================================

1111 East Warrenville Road
Naperville, Illinois  60563-1493
(630) 245-7200
Toll Free:  (800) 8-CFS-FUND (800/823-7386)

     This Statement of Additional Information relates to Calamos Convertible Fund(R), Calamos Growth and Income Fund(R), Calamos Strategic Income
Fund(R), Calamos Growth Fund(R) and Calamos Global Growth and Income
Fund(R) (the "Funds"), each of which is a series of Calamos Investment Trust (the "Trust"), formerly named CFS Investment Trust. It is not a prospectus, but provides information that should be read in conjunction with the Funds' prospectus dated the same date as this Statement of Additional Information and any supplements thereto. The prospectus may be obtained without charge by writing or telephoning the Funds at the address or telephone numbers set forth above.

                               TABLE OF CONTENTS

                                                              Page
                                                              ----
          Investment Objectives..................................2
          Investment Practices...................................2
          Investment Restrictions...............................13
          Management............................................15
          Investment Advisory Services..........................17
          Distribution Plan.....................................18
          Purchasing and Redeeming Shares.......................19
          Performance Information...............................20
          Transfer Agent........................................23
          Distributor...........................................23
          Portfolio Transactions................................24
          Taxation..............................................26
          Allocation Among Funds................................28
          Certain Shareholders..................................28
          Custodian.............................................29
          Independent Auditors..................................30
          General Information...................................30
          Financial Statements..................................30


                             INVESTMENT OBJECTIVES

     Each Fund's investment objective is shown below:

     Convertible Fund seeks current income. Growth is a secondary objective that the Fund also considers when consistent with its objective of current income.

     Growth and Income Fund seeks high long-term total return through capital appreciation and current income derived from a diversified portfolio of convertible, equity and fixed-income securities.

     Strategic Income Fund seeks high current income consistent with stability of principal, primarily through investment in convertible securities and employing short selling to enhance income and hedge against market risk.

     Growth Fund seeks long-term capital growth.

     Global Growth and Income Fund seeks high long-term total return through capital appreciation and current income derived from a globally diversified portfolio of convertible, equity and fixed-income securities.

     The investment objective of each Fund is "fundamental," which means that a Fund's objective cannot be changed without the approval of the holders of a "majority of the outstanding voting securities" of that Fund, as defined in the Investment Company Act of 1940.


                             INVESTMENT PRACTICES

     In pursuing its investment objective, each Fund will invest as described below and in the prospectus.

Foreign Securities

     Global Growth and Income Fund may invest all of its assets, and each other Fund may invest up to 25% of its net assets, in securities of foreign issuers. Foreign securities may entail a greater degree of risk (including risks arising from: exchange rate fluctuations; tax provisions; exchange and currency controls; less public information regarding issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; different accounting, auditing and financial reporting standards; different settlement practices; political risks; and expropriation of assets) than does investment in securities of domestic issuers. For this purpose, foreign securities do not include American Depositary Receipts (ADRs) or securities guaranteed by a United States person.

     Each Fund may also purchase foreign securities in the form of European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar-denominated receipts evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. Each Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

     To the extent positions in portfolio securities are denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging and portfolio hedging below under "Currency Exchange Transactions.")

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

     Although the Funds intend to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations. Each Fund other than Global Growth and Income Fund expects that substantially all of its investments will be in developed nations.

     Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     Forward currency exchange transactions may involve currencies of the different countries in which the Funds may invest and serve as hedges against possible variations in the exchange rate between these currencies. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency.
The use of this basket hedging
technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The Fund may not engage in "speculative" currency exchange transactions.

     If a Fund enters into a forward contract, the Fund's custodian will segregate liquid assets of the Fund having a value equal to the Fund's commitment under such forward contract. At the maturity of the forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     Synthetic Foreign Money Market Positions. Each Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.

Lending of Portfolio Securities

     Each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Repurchase Agreements

     Each Fund may invest in repurchase agreements, provided that Global Growth and Income Fund may not invest more than 15%, and each other Fund may not invest more than 10%, of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.

Options on Securities and Indexes

     Each Fund may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. A Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If the Fund were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might not be able to exercise an option it has purchased.

Futures Contracts and Options on Futures Contracts

     Each Fund may use interest rate futures contracts, index futures contracts and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index/1/ at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Russell 2000 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar


----------------------
/1/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

     Each Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its desired exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     A Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

     The success of any futures transaction depends on the Adviser correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract, although a Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighing of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures

     If other options, futures contracts or futures options of types other than those described herein are traded in the future, a Fund may also use those investment vehicles, provided the board of trustees determines that their use is consistent with the Fund's investment objective.

     A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"/2/ would exceed 5% of the Fund's total assets.

     When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund

------------------------
/2/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed by the Fund.

     A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," a Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

     As long as a Fund continues to sell its shares in certain states, the Fund's options and futures transactions will also be subject to certain non-fundamental investment restrictions set forth under "Investment Restrictions" in this Statement of Additional Information.

Taxation of Options and Futures

     If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by the Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by the Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If a Fund writes an equity call option/3/ other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

------------------------
/3/ An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If the Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

     For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the Fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

     If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts). In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

     Each Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments, and shareholders are advised of the nature of the payments.

Portfolio Turnover

     Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in a Fund would result in increased transaction expense, which must be borne by that Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Risk of Investment" and "Dividends and Distributions" in the Prospectus.

Short Sales

     Each Fund may attempt to hedge against market risk and to enhance income by selling short "against the box," that is: (1) entering into short sales of securities that it currently has the right to acquire through the conversion or exchange of other securities that it owns, or to a lesser extent, entering into short sales of securities that it currently owns; and (2) entering into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund's short positions remain open. Each Fund other than Strategic Income Fund may make short sales of securities only if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

     In addition to selling short against the box, Strategic Income Fund may sell short securities that it currently has the right to acquire upon payment of additional consideration, for instance, upon exercise of a warrant or option. This technique would be used by Strategic Income Fund to hedge against market risk in connection with a synthetic convertible security in the same way selling short against the box hedges against market risk in connection with a true convertible security.

     In a short sale against the box, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     A short sale works the same way, except that the Fund places in the segregated account cash or U.S. government securities equal in value to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash or U.S. government securities required to be deposited with the broker as collateral. In addition, so long as the short position is open, the Fund must daily adjust the value of the segregated account so that the amount deposited in it, plus any amount deposited with the broker as collateral, will equal the current market value of the security sold short. However, the value of the segregated account may not be reduced below the point at which the segregated account, plus any amount deposited with the broker, is equal to the market value of the securities sold short at the time they were sold short.

     Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

     Short sale transactions of a Fund involve certain risks. In particular, the imperfect correlation between the price movements of the convertible securities and the price movements of the underlying common stock being sold short creates the possibility that losses on the short sale hedge position may be greater than gains in the value of the portfolio securities being hedged. In addition, to the extent that a Fund pays a conversion premium for a convertible security, the Fund is generally unable to protect against a loss of such premium pursuant to a short sale hedge. In determining the number of shares to be sold short against a Fund's position in the convertible securities, the anticipated fluctuation in the conversion premiums is considered. A Fund will also incur transaction costs in connection with short sales. Certain provisions of the Internal Revenue Code may limit the degree to which the Fund is able to enter into short sales, which limitations might impair the Fund's ability to achieve its investment objective. See "Taxation."

     In addition to enabling a Fund to hedge against market risk, short sales may afford a Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

Unseasoned Issuers

     Each Fund may invest up to 5% of its total assets in the securities of unseasoned issuers, that is, issuers that, together with predecessors, have been in operation less than three years. The Adviser believes that investment in securities of unseasoned issuers may provide opportunities for long-term capital growth, although the risks of investing in such securities are greater than with common stocks of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. No Fund other than Global Growth and Income Fund and Growth Fund currently intends to invest in securities of unseasoned issuers.

"When-Issued" and Delayed Delivery Securities and Reverse Repurchase Agreements

     Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

     Each Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

     At the time when a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

Illiquid Securities

     Global Growth and Income Fund may invest up to 15% of its total assets, and each other Fund may invest up to 10% of its total assets, taken at market value, in illiquid securities, including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that are subject to restrictions on resale because they have not been registered for sale under the Securities Act of 1933. A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Fund's portfolio, and the Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where a Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts. Any such registration costs are not included in the percentage limitation on a Fund's investment in restricted securities. The Funds do not intend to invest in illiquid securities during the next fiscal year, except that the Funds may invest in options traded on the NASDAQ National Market System.

Rule 144A Securities

     If the Trust is a qualified institution, each Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That Rule permits certain qualified institutional buyers to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the board of trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than a specified percentage of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market and (4) nature of a security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than the specified percentage of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. No Fund expects to invest as much as 5% of its net assets in Rule 144A securities.

Repurchase Agreements

     As part of its strategy for the temporary investment of cash, each Fund may enter into "repurchase agreements" pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. A repurchase agreement arises when a Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit a Fund to earn interest on assets awaiting long term investment. The Funds require continuous maintenance by the custodian for the Fund's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

                            INVESTMENT RESTRICTIONS

     Each Fund operates under the following investment restrictions. A Fund may not (except as indicated):

(i) as to 75% of its assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

(ii) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

(iii) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iv) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts;

(v) make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements or
       (c) lending portfolio securities;

(vi)   invest more than 10% (or 15% in the case of Global Growth and Income
       Fund) of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(vii) borrow, except that the Fund may (a) borrow up to 10% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements/4/ and such borrowings will not exceed 10% of total assets, and the Fund will not purchase securities when its borrowings exceed 5% of total assets) and (b) enter into transactions in options;

(viii) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

(ix) issue any senior security, except that Strategic Income Fund may sell securities short.

     The above restrictions are fundamental policies and may not be changed with respect to a Fund without the approval of a "majority" of the outstanding shares of that Fund, which for this purpose means the approval of the lesser of (a) more than 50% of the outstanding voting securities of that Fund or (b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of that Fund are present or represented at the meeting by proxy.

     In addition to the fundamental restrictions listed above, no Fund may:

     (a) invest in any of the following: (i) interests in oil, gas, or other mineral exploration or development programs; (ii) puts, calls, straddles, spreads, or any combination thereof (except that each Fund may enter into transactions in options, futures and options on futures); and (iii) shares of other open-end investment companies (except in connection with a plan of merger or reorganization);

     (b) invest in companies for the purpose of exercising control or management;

     (c) purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

     (d) make short sales of securities, except that a Fund may make short sales of securities (i) if the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities and (ii) Strategic Income Fund may make short sales of securities other than those described in clause
(i), provided that no more than 10% of its net assets would, when added together, be deposited with brokers

--------------------
/4/  No Fund currently intends to enter into reverse repurchase agreements.

as collateral or allocated to segregated accounts in connection with short sales other than those described in clause (i);

     (e) invest more than 5% of the Fund's net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American stock exchange or a recognized foreign exchange;

     (f) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange or similar entity;

     (g) buy or sell an option on a security, a futures contract or an option on a futures contract, unless the option, the futures contract or the option on the futures contract is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

     (h) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

     (i) invest more than 25% of its net assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts and securities guaranteed by a U.S. person), except that Global Growth and Income Fund may invest all of its assets in securities of foreign issuers.

     Restrictions (a) through (i) may be changed by the board of trustees without shareholder approval.

     Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund's ceasing to be a diversified investment company. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, to forego exercising the rights.

                                  MANAGEMENT

Trustees and Officers

     Set forth below is information about the trustees and officers of CFS Investment Trust (the "Trust").

Name, Position(s) with Trust      Principal Occupation(s)
and Age at March 31, 1997         During Past Five Years
----------------------------      -----------------------
John P. Calamos(1)                President, Calamos Asset Management, Inc.
  Trustee and President, 56       ("CAM"), an investment adviser and the Funds'
                                  investment adviser; President, Calamos
                                  Financial Services, Inc. ("CFS"), a broker-
                                  dealer and the Funds' distributor.

Nick P. Calamos                   Managing Director, CAM and CFS.
  Trustee and Vice President, 37

Name, Position(s) with Trust      Principal Occupation(s)
and Age at March 31, 1997         During Past Five Years
----------------------------      -----------------------
Richard J. Dowen (2)              Professor of Finance, Northern Illinois
  Trustee, 52                     University.

Robert Frost (2)                  Management Consultant, ECOM Consultants, Inc.
  Trustee, 57

William A. Kaun (2)               Principal, W.A. Kaun Co. (investment adviser
  Trustee, 69                     and publisher).

Helen L. Callaghan                Controller, CAM and CFS.
Treasurer, 33

Nancy B. Lynn                     Vice president, compliance officer of CAM
  Secretary, 39                   and CFS since 1997; vice president, Heitman/
                                  PRA Advisors, Inc. (investment adviser),
                                  prior thereto.
----------------------

(1) John P. Calamos and Nick P. Calamos are trustees who are "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "1940 Act") and are members of the executive committee of the board of trustees, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board.

(2) Messrs. Dowen, Frost and Kaun are members of the audit committee of the board of trustees, which makes recommendations regarding the selection of the Trust's independent auditors and meets with representatives of the independent auditors to determine the scope and review the results of each audit.

     The address of Mr. Dowen is Department of Finance, Northern Illinois University, DeKalb, Illinois 60115; that of Mr. Frost is 53 Ward Drive, New Rochelle, New York 10804; and that of Mr. Kaun is 1750 Grandstand Place, Elgin, Illinois 60123. The address of the officers of the Trust is 1111 East Warrenville Road, Naperville, Illinois 60563-1493. Nick Calamos is a nephew of John Calamos.

     The following table shows the compensation paid by the Trust for the year ended March 31, 1997 to each trustee who was not an "interested person" of the
Trust:

                                          Aggregate
                                         Compensation
          Name of Trustee               from the Trust*
          ---------------               ---------------
          Richard J. Dowen                  $6,700
          Robert Frost                       6,700
          William A. Kaun                    6,700

          --------------------
          *The Trust is not part of a fund complex.

Trustees who are "interested" persons of the Trust, as well as officers of the Trust, are compensated by the Adviser and not by the Trust. The Trust does not provide any pension or retirement benefits to its trustees.

                         INVESTMENT ADVISORY SERVICES

     Investment management and administrative services are provided to the Funds by Calamos Asset Management, Inc. (the "Adviser") pursuant to an Investment Management Agreement (the "Agreement") dated July 5, 1988. See the prospectus - "Management of the Funds -- The Adviser." Each Fund pays the Adviser a fee accrued daily and paid monthly. Growth Fund pays a fee at the annual rate of 1% of the first $150 million of the Fund's average daily net assets and .75% of average daily net assets in excess of $150 million. Global Growth and Income Fund pays a fee at the annual rate of 1% of average net assets. Each other Fund pays a fee at the annual rate of .75% of the first $150 million of average net assets and .50% of average net assets in excess of $150 million.

     During the periods shown below, the Funds paid total advisory fees and were reimbursed by the Adviser for expenses in excess of applicable expense limitations as follows:

                                                                Eleven
                                           Year       Year      Months
                                           Ended      Ended      Ended
                                          3/31/97    3/31/96    3/31/95
                                          --------   --------   --------
     Convertible Fund                     $230,573   $148,187   $113,445
     Growth and Income Fund
        Advisory fee                      $ 54,520   $ 32,870   $ 27,059
        Waiver or reimbursement              7,042      4,132      6,006
                                          --------   --------   --------
         Net fee                          $ 47,478   $ 28,738   $ 21,053
     Strategic Income Fund
        Advisory fee                      $ 11,203   $ 14,092   $ 17,684
        Waiver or reimbursement             45,456     29,705     25,683
                                          --------   --------   --------
         Net fee                          $(34,253)  $(15,613)  $ (7,999)
     Growth Fund
        Advisory fee                      $ 47,557   $ 23,290   $ 17,037
        Waiver or reimbursement             33,966     27,383     27,587
                                          --------   --------   --------
         Net fee                          $ 13,591   $ (4,093)  $(10,550)
     Global Growth and Income Fund*
        Advisory Fee                      $ 13,646   $     --         --
        Waiver or reimbursement             24,597         --         --
                                          --------   --------   --------
         Net Fee                          $(10,951)  $     --   $     --
     --------------------

     * Global Growth and Income Fund commenced operations on September 9, 1996.

     The Agreement will remain in effect with respect to each Fund until July 5, 1998, and from year to year thereafter so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated as to a Fund at any time, without penalty, by either the Trust or the Adviser upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

     The use of the name "Calamos" in the name of the Trust and in the names of the Funds are pursuant to licenses granted by the Adviser, and the Trust has agreed to change the names to remove those references if the Adviser ceases to act as investment adviser to the Funds.

Expenses

     Subject to the expense limitations described below, the Funds pay all their own operating expenses that are not specifically assumed by the Adviser, including (i) fees of the investment adviser; (ii) interest, taxes and any governmental filing fees; (iii) compensation and expenses of the trustees, other than those who are interested persons of the Trust, the investment adviser or the distributor; (iv) legal, audit, custodial and transfer agency fees and expenses; (v) fees and expenses related to the organization of the Funds and registration and qualification of the Funds and their shares under federal and state securities laws; (vi) expenses of printing and mailing reports, notices and proxy material to shareholders, and expenses incidental to meetings of shareholders; (vii) expenses of preparing prospectuses and of printing and distributing them to existing shareholders; (viii) insurance premiums; (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the normal course of the business of the Trust; (x) distribution expenses pursuant to the Funds' Distribution Plans; and (xi) brokerage commissions and other transaction-related costs.

     The Adviser has voluntarily undertaken to reimburse each class of shares for any annual operating expenses through August 31, 1998 in excess of certain limits as described in the prospectus under "Management of the Funds -- The Adviser."

     In connection with the exchange privilege, the Adviser provides subaccounting and other services to Money Market Portfolio, Government Securities Portfolio and Tax-Exempt Portfolio, which are portfolios of Cash Account Trust. For its services it receives from the portfolios or their affiliates a fee of .15% in the case of Money Market Portfolio, and .10% in the case of the other two portfolios, of the average annual net assets of each account in those portfolios established through the exchange privilege.

                               DISTRIBUTION PLAN

     The Trust has adopted a plan pursuant to rule 12b-1 under the Investment Company Act of 1940 (the "Plans"), whereby Class A shares and Class C shares of each Fund pay to Calamos Financial Services, Inc., the Funds' distributor ("CFS"), service and distribution fees as described in the prospectus under "Management of the Funds -- Distribution Plan."

     The board of trustees of the Trust has determined that a continuous cash flow resulting from the sale of new Class A shares and Class C shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The board also considered that continuing growth in the size of the Funds would be in the best interests of shareholders because increased size would allow the Funds to realize certain economies of scale in their operations and would likely reduce the proportionate share of expenses borne by each shareholder. The board of trustees therefore determined that it would benefit each of the Funds to have monies available for the direct distribution and service activities of CFS, as the Funds' distributor, in promoting the continuous sale of the Funds' shares. The board of trustees, including the non-interested trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.

     The Plan has been approved by the board of trustees, including all of the trustees who are non-interested persons as defined in the 1940 Act. The substance of the Plan has also been approved by the vote of a majority of the outstanding shares of each of the Funds. The Plan must be reviewed annually and may be continued from year to year by vote of the board of trustees, including a majority of the trustees who are non-interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan ("non-interested trustees"), cast in person at a meeting called for that purpose. It is also required that the selection and nomination of non-interested trustees be done by non-interested trustees. The Plan and any distribution or service agreement may be terminated at any time, without any penalty, by such trustees, by any act that terminates the distribution agreement between the Trust and CFS, or, as to any Fund, by vote of a majority of that Fund's outstanding shares. Any agreement related to the Plan, including any distribution or service agreement, may be terminated in the same manner, except that termination by a majority of the outstanding shares must be on not more than 60 days' written notice to any other party to such agreement. Any distributor, dealer or institution may also terminate its distribution or service agreement at any time upon written notice.

     Neither the Plan nor any distribution or service agreement may be amended to increase materially the amount spent for distribution or service expenses or in any other material way without approval by a majority of the outstanding shares of the affected Fund, and all such material amendments to the Plan or any distribution or service agreement must also be approved by the non-interested trustees, in person, at a meeting called for the purpose of voting on any such amendment.

     CFS is required to report in writing to the board of trustees at least quarterly on the amounts and purpose of any payments made under the Plan and any distribution or service agreement, as well as to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plan should be continued.
Payments by a Fund pursuant to the Plan are not intended to finance distribution of shares of the other Funds.

     During the year ended March 31, 1997, each of the Funds made payments to CFS pursuant to the Plan in the following amounts:

                                                                  Global
          Convertible    Growth and    Strategic                Growth and
             Fund        Income Fund  Income Fund  Growth Fund  Income Fund
          -----------    -----------  -----------  -----------  -----------
           $160,037        $36,700       $7,469      $23,787       $7,384


                        PURCHASING AND REDEEMING SHARES

     Purchases and redemptions are discussed in the Funds' prospectus under the headings "How to Purchase Shares" and "How to Redeem Shares." All of that information is incorporated herein by reference.

Net Asset Value

     In computing the net asset value of each Fund, portfolio securities, including options, that are traded on a national securities exchange and securities reported on the NASDAQ National Market System are valued at the last reported sales price. Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the mean of the most recently quoted bid and asked prices. Each outstanding futures contract is valued at the official settlement price for the contract on the exchange on which the contract is traded, except that if the market price of the contract has increased or decreased by the maximum amount permitted on the valuation date ("up or down the limit"), the contract is valued at a fair value as described below. Short-term obligations with maturities of 60 days or less are valued at amortized cost.

     When market quotations are not readily available for a Fund's securities, such securities are valued at a fair value following procedures approved by the board of trustees. These procedures include determining fair value on the basis of valuations furnished by pricing services approved by the board of trustees, which include market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders, as well as on the basis of appraisals received from a pricing service using a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

     Each Fund's net asset value is determined only on days on which the New York Stock Exchange (the "NYSE") is open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

     Securities that are principally traded in a foreign market are valued as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the Fund's portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

Redemption in Kind

     The Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

                            PERFORMANCE INFORMATION

Total Return

     From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during a period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

     Average Annual Total Return will be computed as follows:

           ERV      =      P(1+T)n

           Where:   P      =      a hypothetical initial investment of $1,000

                    T      =      average annual total return

                    n      =      number of years

                    ERV    =      ending redeemable value of a hypothetical
                                  $1,000 investment made at the beginning of the
                                  period, at the end of the period (or
                                  fractional portion thereof)

     Total Return (taking into account the effect of the sales charge) and Average Annual Total Return for Class A shares of each of the Funds (other than Global Growth and Income Fund, which had not commenced operations) was as shown below for the following periods ended March 31, 1997. As of that date, no Class I shares of any Fund had been issued.

                                                                                              Average Annual
                                                                   Total Return                Total Return
                                                                   ------------                ------------
                                                               Class A      Class C        Class A     Class C
                                                               -------      -------        -------     -------
     Convertible Fund
         One year....................................          7.59%         NA             7.59%       NA
         Five years..................................         71.50          NA            11.39        NA
         Ten years...................................        142.29          NA             9.25        NA
         Life of Fund (June 21, 1985 - A Shares,
          July 5, 1996 - C Shares)...................        231.57       11.12%           10.71        NA

     Growth and Income Fund
         One year....................................          7.49          NA             7.49        NA
         Five years..................................         78.26          NA            12.25        NA
         Life of Fund (September 22, 1988 - A Shares,
          August 5, 1996 - C Shares).................        182.41       10.83            12.95        NA

     Strategic Income Fund
         One year....................................          2.34          NA             2.34        NA
         Five years..................................         35.17          NA             6.21        NA
         Life of Fund (September 4, 1990)............         63.76          NA             7.79        NA

     Growth Fund
         One year....................................         13.46          NA            13.46        NA
         Five years..................................         60.85          NA             9.97        NA
         Life of Fund (September 4, 1990 - A Shares,
          September 3, 1996 - C Shares)..............        135.66        5.35            13.92        NA

     Global Growth and Income Fund
         Life of Fund (September 9, 1996 - A Shares,
          September 24, 1996 - C Shares).............          2.89        7.64               NA        NA
     ---------------------
     *Not annualized

Yield

     Each Fund other than Growth Fund may also quote yield figures. The yield of a Fund is calculated by dividing its net investment income per share (a hypothetical figure as defined in SEC rules) during a 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. The yield is not based on actual dividends paid.

     Yield will be computed as follows:

          YIELD  =  2[((a-b/cd)+1)/6/-1]

          Where:    a =  dividends and interest earned during the period

                    b =  expenses accrued for the period (net of reimbursements)

                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                    d = the maximum offering price per share on the last day of the period

     The annualized yield of Class A shares of Strategic Income Fund for the 30 days ended March 31, 1997 was 3.53%. No Class C shares or Class I shares of that Fund were outstanding.

     The figures quoted assume reinvestment of all dividends and distributions. Quotations of Average Annual Total Return take into account the effect of any sales charge on the amount available for investment or redemption; quotations of Total Return will indicate whether or not the effect of the sales charge is included. Income taxes are not taken into account. The figures will not necessarily be indicative of future performance. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as yield and total return is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts or partnerships managed by Calamos Asset Management, Inc., and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Funds. Comparison of a Fund to an alternative investment should consider differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds generally believe to be accurate. A Fund may also note its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines which might mention the Funds include, but are not limited to, the following:

            Barron's                         Money
            Business Week                    Mutual Fund Letter
            Changing Times                   Mutual Fund Values (Morningstar)
            Chicago Tribune                  Newsweek
            Chicago Sun-Times                The New York Times
            Crain's Chicago Business         Pensions and Investments
            Consumer Reports                 Personal Investor
            Consumer Digest                  Stanger Reports
            Financial World                  Time
            Forbes                           USA Today
            Fortune                          U.S. News and World Report
            Investor's Daily                 The Wall Street Journal
            Los Angeles Times

     Each Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The performance of a Fund may be compared to the following indexes or averages: Convertible Fund and Growth and Income Fund - Standard & Poor's 400 MidCap Index, Value Line Index, Lipper Balanced Fund Index, Lipper Convertible Fund Index, Lipper Growth and Income Index, Lehman Brothers Government/Corporate Index; Strategic Income Fund - Lipper Long-Term Income Fund Index, Lehman Brothers Corporate/Government Index, 30-day Treasury Bills; Growth Fund - Standard & Poor's 500 Stock Index, Value Line Index, Lipper Growth Fund Average; Global Growth and Income Fund - Morgan Stanley Capital International World Index. The performance of a Fund may also be compared to the Russell 2000 Index, the Wilshire Small Growth Index, and the Fisher Small-Cap Growth Index, all supplied by the Carmack Group. All three of these indexes represent equity investments in smaller-capitalization stocks.

     The Lipper averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of more than 1,000 funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, each Fund may compare its performance or ranking against all funds tracked by Lipper or another independent service.

     To illustrate the historical returns on various types of financial assets, the Portfolios may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index.


                                 TRANSFER AGENT

     For its services as transfer agent and dividend disbursing agent for the Trust, Calamos Asset Management, Inc. ("CAM") receives from each Fund an annual fee of $16.00 for each shareholder account of that Fund. The board of trustees believes the charges by CAM to the Funds are comparable to those of others performing similar services.

     CAM records all sales, transfers and redemptions of shares of each Fund, disburses dividends of the Funds and performs other recordkeeping functions. CAM is responsible for all personnel, office space and equipment expenses related to the performance of these services for the Funds. The Funds pay all other out-of-pocket expenses, including postage, mailing and stationery expenses.


                                  DISTRIBUTOR

     Calamos Financial Services, Inc. ("CFS"), a broker-dealer whose sole shareholder and principal officer is John P. Calamos, serves as distributor for the Funds, subject to change by a majority of the "non-interested" trustees at any time. CFS is located at 1111 East Warrenville Road, Naperville, Illinois 60563-1493. CFS is responsible for all purchases, sales, redemptions and other transfers of shares of the Funds without any charge to the Funds except the fees paid to CFS under the Distribution Plans. CFS is also responsible for all expenses incurred in connection with its performance of services for the Funds, including, but not limited to, personnel, office space and equipment, telephone, postage and stationery expenses. CFS receives commissions from sales of shares of the Funds that are not expenses of the Funds but represent sales commissions added to the net asset value of shares purchased from the Funds. See "How to Purchase Shares -- Offering Price" in the prospectus. CFS also receives brokerage commissions for executing portfolio transactions for the Funds. See "Portfolio Transactions." CFS received and retained commissions on the sale of shares of the Funds as shown below during the indicated periods:

                                                                Eleven
                                          Year        Year      Months
                                          Ended       Ended      Ended
                                         3/31/97    3/31/96     3/31/95
                                         -------    --------    -------
     Convertible Fund
        Commissions received             $98,409    $150,460     $5,191
        Commissions retained              40,973      25,675      1,015

     Growth and Income Fund
        Commissions received               6,485      15,718      7,324
        Commissions retained               4,981       2,741      1,264

     Strategic Income Fund
        Commissions received                   -       1,605      3,505
        Commissions retained                   -         394        698

     Growth Fund
        Commissions received                 759         706      2,539
        Commissions retained                 401         706      1,607

     Global Growth and Income Fund*
        Commissions received                  76         N/A        N/A
        Commissions retained                  36         N/A        N/A

     ------------------------------

     * Global Growth and Income Fund commenced operation on September 9, 1996.

     CFS has the exclusive right to distribute shares of the Funds through affiliated and unaffiliated dealers. The obligation of CFS is an agency or "best efforts" arrangement, which does not obligate CFS to sell any stated number of shares.

     In connection with the exchange privilege, CFS acts as a service organization for the Money Market Portfolio, Government Securities Portfolio and Tax-Exempt Portfolio, which are portfolios of Cash Account Trust. For its services it receives from the portfolios or their affiliates fees at a rate of up to .50% in the case of Tax-Exempt Portfolio, and .60% in the case of the other two portfolios, of the average annual net assets of each account in those portfolios established through the exchange plan.

     CFS from its own resources may pay additional compensation to persons who sell Fund shares or provide subaccounting and shareholder servicing. Such additional compensation may amount to as much as 25% of the offering price, depending on the volume of sales or anticipated volume of sales attributable to the recipient of the commission, and up to .10% of the annual average value of shares held in such accounts.

                            PORTFOLIO TRANSACTIONS

     See "Management of the Funds -- The Adviser" and "Portfolio Transactions" in the prospectus.

     Portfolio transactions on behalf of the Funds effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

     In executing portfolio transactions, the Adviser uses its best efforts to obtain for the Funds the most favorable price and execution available. In seeking the most favorable price and execution, the

Adviser considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

     The trustees have determined that portfolio transactions for the Funds may be executed through CFS if, in the judgment of the Adviser, the use of CFS is likely to result in prices and execution at least as favorable to the Funds as those available from other qualified brokers and if, in such transactions, CFS charges the Funds commission rates consistent with those charged by CFS to comparable unaffiliated customers in similar transactions. The board of trustees, including a majority of the trustees who are not "interested" trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to CFS are consistent with the foregoing standard. The Funds will not effect principal transactions with CFS.

     In allocating the Funds' portfolio brokerage transactions to unaffiliated broker-dealers, the Adviser may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. Although the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the management agreement. As permitted by
Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act"), the Adviser may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by the Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients.

     The following table shows for each Fund for the past three fiscal years:
(i) the aggregate principal amount of all portfolio transactions; (ii) the percentage of the aggregate principal amount of all portfolio transactions executed by CFS as agent; (iii) the aggregate principal amount of all transactions executed on an agency basis, as to which the Fund paid brokerage commissions; (iv) the percentage of the aggregate principal amount of such transactions executed through CFS; (v) the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in underwritten public offerings) paid to all brokers; (vi) the aggregate brokerage commissions paid to CFS; and (vii) the percentage of aggregate brokerage commissions paid to CFS.

                                          (i)            (ii)          (iii)           (iv)          (v)         (vi)      (vii)
                                      ------------     --------     ------------    ----------   -----------   --------  ----------
                                                       % of (i)                     % of (iii)
                                         Amount        Executed        Amount        Executed                 Commissions   (vi)
                                         of All        through       of Agency       through      Aggregate      Paid       as %
                                      Transactions       CFS        Transactions       CFS       Commissions    to CFS     of (v)
                                      ------------       ---        ------------       ---       -----------    ------     ------
Convertible Fund
  Year ended 3/31/97                   $42,848,432        29%        $16,460,059        76%       $38,540      $30,227       78%
  Year ended 3/31/96                    27,314,393        36          12,402,558        80         21,060       14,829       70
  11 mos. ended 3/31/95                 13,968,604        34           4,979,389        97         16,754       15,702       94
Growth and Income Fund
  Year ended 3/31/97                    14,964,889        32           5,344,755        91         12,005       11,414       95
  Year ended 3/31/96                     7,311,519        45           3,615,330        91          7,032        6,735       96
  11 mos. ended 3/31/95                  5,481,305        44           2,544,532        95          6,155        5,949       97
Strategic Income Fund
  Year ended 3/31/97                     5,870,089        24           1,639,136        85          3,897        3,521       90
  Year ended 3/31/96                     5,325,874        36           1,877,281       100          3,999        3,999      100
  11 mos. ended 3/31/95                  4,367,420        44           1,924,842       100          7,090        7,010       99


                                          (i)            (ii)          (iii)            (iv)         (v)         (vi)      (vii)
                                      ------------     --------     ------------     ----------  -----------  -----------  ------
                                                       % of (i)                      % of (iii)
                                         Amount        Executed        Amount         Executed                Commissions   (vi)
                                         of All        through       of Agency        through     Aggregate      Paid       as %
                                      Transactions       CFS        Transactions        CFS      Commissions    to CFS     of (v)
                                      ------------       ---        ------------        ---      -----------    ------     ------
Growth Fund
  Year ended 3/31/97                    18,832,387        90         18,516,353          91        41,099       37,360       91
  Year ended 3/31/96                    11,228,653        98         10,920,952         100        23,240       23,240      100
  11 mos. ended 3/31/95                  3,485,833        95          3,353,543         100        13,668       13,668      100
Global Growth and Income Fund
  Year ended 3/31/97                     7,350,637        13          1,557,089          63         3,477        2,429       70


Of the aggregate brokerage commissions paid during the year ended March 31, 1997, Convertible Fund, Growth and Income Fund, Strategic Income Fund, Growth Fund and Global Growth and Income Fund paid commissions of $5,138, $36, $353, $3,739 and $781, respectively, to brokers who furnished research services. Neither Strategic Income Fund nor Growth Fund paid any commissions to brokers furnishing research.


                                   TAXATION

     The following is only a summary of certain tax considerations affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

Qualification as a Regulated Investment Company

     Each Fund intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund will be exempt from federal income tax on its net investment income and capital gains that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code described below. Distributions of investment company taxable income made during the taxable year or, under certain specified circumstances, after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to satisfaction of the Distribution Requirement, a Fund must
(1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities and other income derived with respect to its business of investing in such stock or securities (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain offsetting gains from "designated hedge" transactions that are described below) from the sale or other disposition of stock, securities (as defined in Section 2(a)(36) of the 1940 Act) or options held for less than three months (the "Short-Short Test"). There is currently pending in Congress a proposal to repeal the Short-Short Test.

     In addition, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, at least 50% of the value of its assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Diversification Requirement").

     Because of the Short-Short Test, a Fund may have to limit the sale of appreciated (but not depreciated) securities that it has held for less than three months. The short sale of (including for this purpose the acquisition of a put option) (1) stock or securities held on the date of the short sale or acquired after the short sale and on or before the date of closing thereof or
(2) stock or securities which are "substantially identical" to stock or securities held on the date of the short sale or acquired after the short sale and on or before the date of the closing thereof may reduce the holding period of such stock or securities for purposes of the Short-Short Test. Where preferred stock or bonds are convertible into common stock of the same corporation, the relative values, price changes and other circumstances may be such as to cause the bonds or preferred stock and the common stock to be treated as "substantially identical" for this purpose.

     Any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of such hedge for purposes of the Short-Short Test. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of the Short-Short Test. Each Fund anticipates engaging in hedging transactions that qualify as designated hedges. However, because of the failure of the U.S. Treasury to promulgate regulations as authorized by the Code, it is not clear at the present time whether this treatment will be available to all of a Fund's hedging transactions. To the extent a Fund's transactions do not qualify as designated hedges, the Fund's investments in short sales, options or other transactions may be limited.

     A Fund's option and hedging activities are subject to special provisions of the Code that may, among other things, limit the use of losses of the Fund and affect the holding period of the securities held by the Fund and the nature of the income realized by the Fund. These provisions may also require a Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without the cash to distribute such income. A Fund and its shareholders may recognize taxable income as a result of the Fund's hedging activities, a portion of which may be treated as long-term capital gains. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Taxation of Distributions

     Each Fund distributes substantially all of its net investment income and net short-term capital gains for any taxable (i.e., fiscal) year. Distributions will be taxable to shareholders as described below, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving a distribution from a Fund in the form of additional shares will generally be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received on the distribution date and will take a tax basis for such shares equivalent to the amount deemed to have been distributed to them. Each Fund intends to distribute to shareholders its excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year as a capital gain dividend. A capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether the net capital gain distributed by the Fund was recognized prior to the date on which a shareholder acquired shares and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by the Fund as capital gain dividends may not exceed the net capital gain of the Fund for any taxable year, determined by excluding any net capital loss or net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year.

     Dividends (whether received in cash or reinvested in shares) will generally be subject to taxation when received. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month, however, will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year, if such dividends are paid during January of the following year.

     Each Fund is required in certain cases to withhold and remit to the United States Treasury a portion of dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding or that such shareholder is an "exempt recipient."

     Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made during the year.

     Corporate Investors. In the case of corporate shareholders, Fund distributions (other than capital gain dividends) for any taxable year generally will qualify for the 70% dividends received deduction for regular federal income tax purposes to the extent of the gross amount of eligible dividends received by the Fund for the year with respect to stock that has been held for more than 45 days (more than 90 days in the case of certain preferred stock). Legislation has been introduced from time to time to reduce the percentage of dividends entitled to the dividends received deduction; however, it is not known whether Congress will consider any such legislation in the near future. A Fund's investment policies may affect the availability of the dividends received deduction with respect to dividends paid on certain stocks in that Fund's portfolio. For example, the holding period of any dividend paying stock will not be deemed to include any day more than 45 days (or more than 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend or any period in which a Fund holds a put option on, has contracted to sell, or has made but not closed a short sale of, "substantially identical" stock or securities. Convertible bonds or convertible preferred stock may be deemed "substantially identical" to common stock for purposes of this rule.
Each Fund will provide a statement annually to shareholders of the amount of dividends eligible for the dividends received deduction.

     Corporate investors should also note that although the dividends received deduction is available to reduce regular corporate federal income tax liability, any amount so deducted may increase the tax base upon which the corporate alternative minimum tax and environmental tax is imposed.


                            ALLOCATION AMONG FUNDS

     The assets received by the Trust from the sale of shares of each Fund, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to that Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expense in respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to that Fund as are declared by the trustees. Upon any liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund available for distribution.


                             CERTAIN SHAREHOLDERS

     The only persons known to own beneficially (as determined in accordance with rule 13d-3 under the 1934 Act) 5% or more of the outstanding shares of any Fund at May 31, 1997 were:


                                                                                     Percentage of
                                                                     Number of        Outstanding
                                      Shareholder                     Shares       Shares of the Funds
                                      -----------                     ------       -------------------
STRATEGIC INCOME FUND

                             Vernon B. Marquez Testamentary           19,108             15.69%
                             Trust u/w Caryl Broome Marquez
                             Jefferson Guaranty Bank, TR
                             P.O. Box 8527, Suite 301
                             Metairie, Louisiana 70011

                             Lincoln Trust Company                    11,904              9.78%
                             Custodian Donald E. Lindley
                             P.O. Box 5831
                             Denver CO 80217

                             Lincoln Trust Company                     6,681              5.49%
                             Custodian Ralph E. Lassa
                             P.O. Box 5831
                             Denver CO 80217

                             Prudential Securities FBO                 9,621              7.90%
                             Marjorie K. Flannery Trustee
                             of Marjorie K Flannery
                             Revocable Trust DTD 3-28-84
                             1365 Elmhurst Drive NE
                             Cedar Rapids IA 52402-4771

                             Bernice Slotky and                        8,146              6.69%
                             Brian E. Slotky, JT TEN
                             671 S. Hollybrook Drive #109
                             Pembroke Pines, FL 33025

GROWTH AND INCOME FUND

                             John P. Calamos*                        189,772              6.58%
                             1111 East Warrenville Road
                             Naperville, Illinois 60563-1493

                             Nick P. Calamos*                        120,992              4.19%
                             1111 East Warrenville Road
                             Naperville, Illinois 60563-1493

GROWTH FUND

                             Calamos Financial Services, Inc.         85,442             20.75%
                             401(k) Profit Sharing Plan and Trust*

                             Calamos Financial Services, Inc.         30,345              7.37%
                             1111 East Warrenville Road
                             Naperville, Illinois 60563-1493

                             John P. Calamos*                        206,908             50.25%

GLOBAL GROWTH AND INCOME FUND

                             Calamos Financial Services, Inc.         89,477             12.64%
                             401(k) Profit Sharing Plan and Trust*
                             1111 East Warrenville Road
                             Naperville, Illinois 60563-1493

                             John P. Calamos*                        144,857             20.46%
                             1111 East Warrenville Road
                             Naperville, Illinois 60563-1493

                             Nick P. Calamos*                         89,477             12.64%
                             1111 East Warrenville Road
                             Naperville, Illinois 60563-1493

                             Rosanah M. Sather                        40,577              5.73%
                             529 Meadow Wood Drive
                             Joliet IL 60431

     ------------------
     * John P. Calamos and Nick P. Calamos are the trustees of the Calamos Financial Services, Inc. 401(k) Profit Sharing Plan and Trust. The shares owned beneficially by Messrs. John Calamos and Nick Calamos include the shares owned by the Calamos Financial Services, Inc. 401(k) Profit Sharing Plan and Trust. The shares shown as owned beneficially by Mr. John Calamos also include the shares shown as owned by Calamos Financial Services, Inc.

     At May 31, 1997 the trustees and officers of the Trust as a group owned beneficially shares of the Funds as follows: 60,250 shares (2%) of Convertible Fund; 70,040 shares (11%) of Growth and Income Fund; 655 shares (1%) of Strategic Income Fund; 121,466 shares (29%) of Growth Fund; and 55,569 shares (8%) of Global Growth and Income Fund.

                                   CUSTODIAN

     Prudential Securities, Inc., One New York Plaza, New York, New York 10292, is the custodian for the assets of the Funds. The custodian is responsible for holding all cash and securities of the Funds, directly or through a book entry system, delivering and receiving payment for securities sold by the Funds, receiving and paying for securities purchased by the Funds, collecting income from investments of the Funds and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by a Fund, payment of dividends or payment of expenses of a Fund.


                             INDEPENDENT AUDITORS

     Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606, audits and reports on the Funds' annual financial statements, reviews certain regulatory reports and the Funds' federal income tax returns, and performs other professional accounting, tax and advisory services when engaged to do so by the Funds.


                              GENERAL INFORMATION

     Each Fund is a series of Calamos Investment Trust (formerly named CFS Investment Trust). Calamos Growth and Income Fund was named Calamos Small/Mid Cap Convertible Fund prior to April 30, 1994. As of March 18, 1996 all shares of each Fund then outstanding were re-designated as Class A shares of that Fund.


                              FINANCIAL STATEMENTS

     The 1997 annual report of the Trust, a copy of which accompanies this Statement of Additional Information, contains financial statements, notes thereto, supplementary information entitled "Financial Highlights" for each of the Funds and a report of independent auditors, all of which (but no other part of the annual report) is incorporated herein by reference.

                           PART C  OTHER INFORMATION

Item 24.       Financial Statements and Exhibits
               ---------------------------------

  (a)          Financial statements:
               --------------------

     (i) Financial statements included in Part A of this registration statement:


                    Financial Highlights

     (ii) Financial statements included in Part B of this registration statement:


                    The following schedule and statements of each of Calamos Convertible Fund, Calamos Strategic Income Fund, Calamos Growth and Income Fund, Calamos Growth Fund and Calamos Global Growth and Income Fund:


                      Schedule of investments - March 31, 1997
                      Statement of assets and liabilities - March 31, 1997 Statement of operations - year ended March 31, 1997 (from Sept. 9, 1996 for Calamos Global Growth & Income Fund) Statement of changes in net assets - years ended March 31,
                        1997 (except for Calamos Global Growth and Income Fund and March 31, 1996

                    as well as the report of independent auditors and notes to financial statements, all of which are incorporated by reference to registrant's annual report to shareholders for the year ended March 31, 1997. (A copy of that annual report was filed with the Commission but, except for those portions incorporated by reference, is not deemed to be filed as part of this registration statement.)

                    Schedule I for each Fund has been omitted as the required information is presented in the Schedules of Investments - March 31, 1997. Schedules II - V for each Fund are omitted as the required information is not present.

     (iii)     Financial Statements included in Part C of this amendment:

                    None

  (b)          Exhibits:
               --------

               As used herein, the term "Registration Statement" means the registration statement of registrant on form N-1A under the Securities Act of 1933, registration No. 33-19228, and the terms "Pre-effective Amendment" and "Post-effective Amendment" refer to a pre-effective and post-effective amendment to the Registration Statement.

1              Amended and Restated Agreement and Declaration of Trust

2              Bylaws (as amended through March 25, 1997)

3              None

4              None

5.1 Management agreement with Calamos Asset Management, Inc. dated July 5, 1988 - Calamos Growth and Income Fund

5.2 Notification dated August 22, 1990 pursuant to section 1(b) of management agreement for series designated Calamos Strategic Income Fund and Calamos Growth Fund

5.3 Notification dated April 30, 1992 pursuant to section 1(b) of management agreement for series designated Calamos Convertible Fund

5.4 Form of notification pursuant to section 1(b) of management agreement for series designated Calamos Global Growth and Income Fund (exhibit 5.4 to Post-effective Amendment no. 13*)

6.1 Form of distribution agreement with Calamos Financial Services, Inc. dated June 19, 1996 (exhibit 6.1 to Post-effective Amendment no. 13*)

6.2 Form of selling group agreement, revised 1996 (exhibit 6.2 to Post-effective Amendment no. 13*)

7              None

8              Custody agreement with Prudential-Bache Securities, Inc. dated
               April 20, 1990

9.1            Transfer agency agreement with Calamos Asset Management, Inc.
               dated July 20, 1988

9.2 Appointment of transfer agent dated August 22, 1990- Calamos Strategic Income Fund and Calamos Growth Fund

9.3            Appointment of transfer agent dated April 30, 1992 - Calamos
               Convertible Fund

9.4 Form of appointment of transfer agent dated June 19, 1996 - Calamos Global Growth and Income Fund (exhibit 9.4 to Post-effective Amendment no. 13*)

9.5            Use of name agreement dated August 23, 1990

10.1 Opinion of Goodwin, Procter & Hoar dated April 2, 1996 (exhibit 10 to Post-effective Amendment no. 13*)

10.2           Opinion of Bell, Boyd & Lloyd dated June 19, 1997

11             Consent of independent auditors

12             None

13.1           Subscription agreement - Calamos Growth and Income Fund

13.2           Organizational expenses agreement - Calamos Growth and Income
               Fund

13.3 Form of subscription agreement - Calamos Strategic Income Fund and Calamos Growth Fund

13.4 Form of organizational expenses agreement - Calamos Strategic Income Fund and Calamos Growth Fund

13.5        Form of organizational expenses agreement dated June __, 1996
            - Calamos Global Growth and Income Fund (exhibit 13.5 to Post-effective Amendment no. 13*)

14 CFS Investment Trust Individual Retirement Account Prototype Plan, disclosure statement and application

15 Form of distribution plan dated June 24, 1996 (exhibit 15 to Post-effective Amendment no. 13*)

16          Schedule of computation of performance quotations

17          Financial data schedule

18.1        Application form for Class A and Class C shares

18.2        Application form for Class I shares

18.3        Form of automatic investment plan application

18.4        Form of systematic withdrawal application

-------------------
*  Incorporated by reference.


Item 25.  Persons Controlled By or Under Common Control with Registrant

          The information in the prospectuses under the captions "Management of the Funds - Adviser" and "The Trust and Its Shares - Certain Shareholders" and in the Statement of Additional Information under the caption "Management" and "Certain Shareholders" is incorporated by reference.

Item 26.  Number of Holders of Securities

          As of March 31, 1997 the respective series of registrant had the following numbers of record holders:

          Series                                   Record Holders
          ------                                   --------------

          Calamos Strategic Income Fund                  55
          Calamos Convertible Fund                      747
          Calamos Growth and Income Fund                252
          Calamos Growth Fund                           120
          Calamos Global Growth and Income Fund         114

Item 27.  Indemnification

          Article VI of the agreement and declaration of trust of registrant (exhibit 1 to this registration statement which is incorporated herein by reference) provides that the Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as a "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined in one of the manners described below, that such covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct").

          A determination that the Covered Person is not entitled to indemnification due to Disabling Conduct may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding, or
(b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Party ultimately will be found entitled to indemnification.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

          The information in the prospectus in the first two paragraphs under the caption "Management of the Funds -- The Adviser" is incorporated by reference.

Item 29.  Principal Underwriters

          (a) Calamos Financial Services, Inc., distributor of registrant's shares, also acts as distributor of the shares of Calamos Investment Trust.

          (b) The information in the statement of additional information under the caption "Management -- Trustees and Officers" is incorporated by reference.

          (c)  Not applicable

Item 30.  Location of Accounts and Records

                John P. Calamos, President
                Calamos Investment Trust
                1111 East Warrenville Road
                Naperville, Illinois  60563-1493

Item 31.  Management Services

          None

Item 32.  Undertakings

          (a)  Not applicable

          (b)  Not applicable.

          (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered, upon request and without charge, a copy of its latest annual report to shareholders.

          (d) Registrant undertakes, if required to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this amendment to the registration statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Naperville, Illinois on June 24, 1997.


                                       CALAMOS INVESTMENT TRUST


                                       By  /s/ John P. Calamos
                                           --------------------------
                                           John P. Calamos, President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.


  Name                        Title                            Date
  ----                        -----                            ----


/s/ John P. Calamos           Trustee and President            )
------------------------      (principal executive officer)    )
John P. Calamos                                                )
                                                               )
                                                               )
                                                               )
/s/ Nick P. Calamos           Trustee                          )
------------------------                                       )
Nick P. Calamos                                                )
                                                               )
                                                               )
                                                               )
/s/ Richard J. Dowen          Trustee                          )
------------------------                                       )
Richard J. Dowen                                               )
                                                               )
                                                               )   June 24, 1997
                              Trustee                          )
------------------------                                       )
Robert Frost                                                   )
                                                               )
                                                               )
                                                               )
/s/ William A. Kaun           Trustee                          )
------------------------                                       )
William A. Kaun                                                )
                                                               )
                                                               )
                                                               )
/s/ Helen L. Callaghan        Treasurer  (principal financial  )
------------------------      and accounting officer)          )
Helen L. Callaghan


                                 Exhibit Index
                                 -------------
Exhibit
-------

1     Amended and Restated Agreement and Declaration of Trust

2     Bylaws

5.1 Management agreement with Calamos Asset Management, Inc. dated July 5, 1988 - Calamos Growth and Income Fund

5.2 Notification dated August 22, 1990 pursuant to section 1(b) of management agreement for series designated Calamos Strategic Income Fund and Calamos Growth Fund

5.3 Notification dated April 30, 1992 pursuant to section 1(b) of management agreement for series designated Calamos Convertible Fund

7     None

8     Custody agreement with Prudential-Bache Securities, Inc. dated April 20,
      1990

9.1 Transfer agency agreement with Calamos Asset Management, Inc. dated June 20, 1988

9.2 Appointment of transfer agent dated August 22, 1990 - Calamos Strategic Income Fund and Calamos Growth Fund

9.3   Appointment of transfer agent dated April 30, 1992 - Calamos Convertible
      Fund

9.5   Use of name agreement dated August 23, 1990

10.2  Opinion of Bell, Boyd & Lloyd dated June 19, 1997

11    Consent of independent auditors

13.1  Subscription agreement - Calamos Growth and Income Fund

13.2  Organizational expenses agreement - Calamos Growth and Income Fund

13.3 Form of subscription agreement - Calamos Strategic Income Fund and Calamos Growth Fund

13.4 Form of organizational expense agreement - Calamos Strategic Income Fund and Calamos Growth Fund

14 CFS Investment Trust Individual Retirement Account Prototype Plan, disclosure statement and application

16     Schedule of computation of performance quotations

17     Financial data schedule

18.1   Application form for Class A and Class C shares

18.2   Application form for Class I shares

18.3   Form of automatic investment plan application

18.4   Form of systematic withdrawal application


                                       2